TEMPLETON BRIC FUND

IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Meeting of Shareholders of the Templeton BRIC Fund (the “BRIC Fund”), a series of Templeton Global Investment Trust, scheduled for March 22, 2016, at 12:00 p.m., Eastern time.  These materials discuss a proposal to be voted on at the meeting and contain a Notice of Special Meeting of Shareholders, a Prospectus/Proxy Statement, and a proxy card.  A proxy card is, in essence, a ballot.  When you complete a proxy card, it tells us how you wish the individual(s) named on your proxy card to vote on important issues relating to the BRIC Fund.  If you complete, sign and return a proxy card, we’ll vote your proxy exactly as you tell us.  If you simply sign and return a proxy card without indicating how your shares are to be voted, we’ll vote your proxy FOR the proposal which is in accordance with the Board of Trustees’ recommendations on page 8 of the Prospectus/Proxy Statement.

We urge you to review carefully the proposal in the Prospectus/Proxy Statement.  Then, fill out the proxy card and return it to us so that we know how you would like to vote.  When shareholders return their proxy cards promptly, additional costs of having to conduct additional mailings may be avoided.  PLEASE COMPLETE, SIGN AND RETURN the proxy card you receive.

We welcome your comments.  If you have any questions, call Fund Information at

(800) DIAL BEN® or (800) 342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day.  If your account is eligible, separate instructions are enclosed.

TEMPLETON BRIC FUND

300 S.E. 2nd Street

Fort Lauderdale, Florida  33301-1923

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on March 22, 2016

To the Shareholders of the Templeton BRIC Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Templeton BRIC Fund (the “BRIC Fund”), a series of Templeton Global Investment Trust (“TGIT”), will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida,

on March 22, 2016, at 12:00 p.m., Eastern time.  The Meeting is being called for the following purposes:

1.    To approve an Agreement and Plan of Reorganization (the “Plan”) between TGIT, on behalf of its series, the BRIC Fund, and Templeton Developing Markets Trust (“TDMT”), that provides for:  (i) the acquisition of substantially all of the assets of the BRIC Fund by TDMT in exchange solely for shares of TDMT, (ii) the distribution of such shares to the shareholders of the BRIC Fund, and (iii) the complete liquidation and dissolution of the BRIC Fund.

2.    To transact such other business as may properly come before the Meeting.

A copy of the form of the Plan, which more completely sets forth the transaction proposed for the BRIC Fund, is attached as Exhibit A to the Prospectus/Proxy Statement.

Shareholders of record as of the close of business on December 21, 2015 are entitled to notice of, and to vote at, the Meeting or any adjournment of the Meeting.

By Order of the Board of Trustees,

Lori A. Weber

Secretary

January 19, 2016

You are invited to attend the Meeting, but if you cannot do so, the Board of Trustees of TGIT, on behalf of the BRIC Fund, urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid return envelope.  It is important that you return your signed proxy card promptly so that a quorum may be ensured at the Meeting.  You may revoke your proxy at any time before it is exercised by the subsequent execution and submission of a revised proxy card, by giving written notice of revocation to the BRIC Fund at any time before the proxy is exercised, or by voting in person at the Meeting.  You may also be able to vote by touch-tone telephone by calling the telephone number printed on your proxy card and following the recorded instructions.  In addition, you may also be able to vote through the internet by visiting the website printed on your proxy card and following the on-line instructions.

Prospectus/Proxy Statement

When reading this Prospectus/Proxy Statement, you will notice that certain terms are capitalized.  The more significant of those capitalized terms are explained in our glossary section at the back of the Prospectus/Proxy Statement.

TABLE OF CONTENTS

Page

Cover Page                                                                                                                                                                                                                         Cover

SUMMARY

What am I being asked to vote upon regarding the Plan?

What will happen if the shareholders approve the Plan?

How will the Transaction affect me?

What are the federal income tax consequences of the Transaction?

How do the distribution and purchase procedures of the Funds compare?

How do the redemption procedures and exchange privileges of the Funds compare?

What is the anticipated timing of the Transaction?

What happens if the Transaction is not approved?

How will shareholder voting be handled?

What is the TGIT Board’s recommendation regarding the proposal?

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

How do the principal risk factors of the Funds compare?

What are the distribution and purchase procedures of the Funds?

What are the redemption procedures and exchange privileges of the Funds?

Who manages the Funds?

What are the Funds’ investment management fees?

What are the fees and expenses of each Fund and what might they be after the Transaction?

How do the performance records of the Funds compare?

Where can I find more financial and performance information about the Funds?

i

What are other key features of the Funds?

REASONS FOR THE TRANSACTION

INFORMATION ABOUT THE TRANSACTION

How will the Transaction be carried out?

Who will pay the expenses of the Transaction?

What should I know about TDMT Shares?

What are the capitalizations of the Funds and what might TDMT’s capitalization be after the Transaction?

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

How do the investment goals, strategies, policies and risks of the Funds compare?

How do the fundamental investment policies of the Funds differ?

What are the principal risk factors associated with investments in the Funds?

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

INFORMATION ABOUT THE FUNDS

FURTHER INFORMATION ABOUT THE FUNDS

VOTING INFORMATION

How many votes are necessary to approve the Plan?

How do I ensure my vote is accurately recorded?

May I revoke my proxy?

What other matters will be voted upon at the Meeting?

Who is entitled to vote?

How will proxies be solicited?

Are there dissenters’ rights?

PRINCIPAL HOLDERS OF SHARES

SHAREHOLDER PROPOSALS

ADJOURNMENT

GLOSSARY

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

A.  Form of Agreement and Plan of Reorganization

B.  Financial Highlights of the BRIC Fund and TDMT

ii

C.  Principal Holders of Securities

D.  Prospectus of TDMT - Class A, Class C, Class R, Class R6 and Advisor Class, dated May 1, 2015, as amended and supplemented to date (enclosed)

PROSPECTUS/PROXY STATEMENT

Dated January 19, 2016

Acquisition of Substantially All of the Assets of

TEMPLETON BRIC FUND

(a series of Templeton Global Investment Trust)

By and in Exchange for Shares of

TEMPLETON DEVELOPING MARKETS TRUST

This Prospectus/Proxy Statement solicits proxies to be voted at a Special Meeting of Shareholders (the “Meeting”) of the Templeton BRIC Fund (the “BRIC Fund”), a series of Templeton Global Investment Trust (“TGIT”).  At the Meeting, shareholders of the BRIC Fund will be asked to approve an Agreement and Plan of Reorganization (the “Plan”).  If the BRIC Fund’s shareholders vote to approve the Plan, substantially all of the assets of the BRIC Fund will be acquired by Templeton Developing Markets Trust (“TDMT” and, together with TGIT, the “Trusts”) in exchange for Class A, Class C and  Advisor Class shares of TDMT.

The principal offices of the Trusts are located at 300 S.E. 2nd Street, Fort Lauderdale, Florida  33301-1923.  You can reach the offices of the Trusts by calling (800) 342-5236.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Meeting will be held at the offices of Franklin Templeton Investments, 300 S.E. 2nd Street, Fort Lauderdale, Florida, on March 22, 2016, at 12:00 p.m., Eastern time.  The Board of Trustees of TGIT, on behalf of the BRIC Fund (the “TGIT Board”) is soliciting these proxies.  This Prospectus/Proxy Statement will first be sent to shareholders on or about January 19, 2016.

If the BRIC Fund’s shareholders vote to approve the Plan, you will receive Class A, Class C and Advisor Class shares of TDMT with an aggregate net asset value (“NAV”) equivalent to your investment in Class A, Class C and Advisor Class shares, respectively, of the BRIC Fund.  The BRIC Fund will then be liquidated and dissolved.

The BRIC Fund and TDMT (each, a “Fund” and, collectively, the “Funds”) have identical investment goals and generally similar principal investment strategies, but have some differences in principal risks as a result of some differences in their investment strategies.  The BRIC Fund’s and TDMT’s fundamental investment goal is long-term capital appreciation.

This Prospectus/Proxy Statement includes information about the Plan and TDMT that you should know before voting on the Plan that could result in your investing in TDMT.  You should retain this Prospectus/Proxy Statement for future reference.  Additional information about the BRIC Fund and TDMT and the proposed transaction has been filed with the U.S. Securities and Exchange Commission (“SEC”) and can be found in the following documents:

•      The Prospectus of the BRIC Fund- Class A, Class C and Advisor Class shares dated August 1, 2015, as supplemented to date (the “BRIC Fund Prospectus”), which is incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

•      The Prospectus of  TDMT - Class A, Class C, Class R, Class R6 and Advisor Class dated May 1, 2015, as supplemented to date (the “TDMT Prospectus”), which is enclosed with, incorporated by reference into and considered a part of this Prospectus/Proxy Statement.

•      A Statement of Additional Information (“SAI”) dated January 19, 2016, relating to this Prospectus/Proxy Statement, which has been filed with the SEC is incorporated by reference into and is considered a part of this Prospectus/Proxy Statement.

You may request a free copy of the SAI relating to this Prospectus/Proxy Statement, the BRIC Fund Prospectus or TDMT Prospectus without charge by calling (800) DIAL-BEN or by writing to Franklin Templeton Investments at P.O. Box 33030, St. Petersburg, Florida  33733-8030.

SUMMARY

This is only a summary of certain information contained in this Prospectus/Proxy Statement.  You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the form of the Plan (attached as Exhibit A) and the TDMT Prospectus (enclosed).

What am I being asked to vote upon regarding the Plan?

Shareholders of the BRIC Fund are being asked to approve the Plan between TGIT, on behalf of its series, the BRIC Fund, and TDMT that provides for:  (1) the acquisition of substantially all of the assets of the BRIC Fund by TDMT in exchange solely for shares of TDMT, (2) the distribution of such shares to the shareholders of the BRIC Fund, and (3) the complete liquidation and dissolution of the BRIC Fund.

What will happen if the shareholders approve the Plan?

If the BRIC Fund’s shareholders vote to approve the Plan, on or about May 6, 2016, shareholders of the BRIC Fund will become shareholders of TDMT and will no longer be shareholders of the BRIC Fund.  Shareholders of the BRIC Fund will receive shares of TDMT with an aggregate NAV equivalent to their investment in the corresponding class of shares of the BRIC Fund as noted in the chart below.

BRIC Fund	TDMT
Class A	Class A
Class C	Class C
Advisor Class	Advisor Class (together, “TDMT Shares”)

In particular, the Plan provides that (1) substantially all of the assets of the BRIC Fund will be acquired by TDMT in exchange for TDMT Shares; and (2) TDMT Shares received by the BRIC Fund in the exchange will then be distributed to shareholders of the corresponding class of shares of the BRIC Fund as noted in the chart above.  Because the Funds have different NAVs per share, the number of TDMT Shares that you receive will likely be different than the number of the BRIC Fund shares that you own, but the total value of your investment will be the same immediately before and after the exchange.  After TDMT Shares are distributed to the BRIC Fund’s shareholders, the BRIC Fund will be completely liquidated and dissolved.  (The proposed transaction is referred to in this Prospectus/Proxy Statement as the “Transaction.”)

For more information concerning share purchase, redemption and exchange procedures of the BRIC Fund and TDMT, please see “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the distribution and purchase procedures of the Funds?” and “What are the redemption procedures and exchange privileges of the Funds?”

How will the Transaction affect me?

If the Transaction is completed, you will cease to be a shareholder of the BRIC Fund and become a shareholder of TDMT.  Below are summarized some of the favorable considerations for deciding whether to approve the Plan:

Identical Investment Goals and Similar Strategies, Policies and Risks.  Both Funds’ fundamental investment goal is long-term capital appreciation.  Both Funds invest in developing markets companies, but TDMT invests in a broader universe of developing markets as compared to the BRIC Fund.  The BRIC Fund seeks long-term capital appreciation by investing at least 80% of its net assets in the equity securities (principally common and preferred stocks and depositary receipts) of “BRIC (Brazil, Russia, India or China) companies.”1  TDMT seeks long-term capital appreciation by investing at least 80% of its net assets in the equity securities (principally common and preferred stocks and depositary receipts) of developing market companies (countries typically located in the Asia-Pacific region, Eastern Europe, Central and South America, the Middle East and Africa which include the BRIC countries).2  TDMT may invest up to 10% of its net assets in participatory notes. Templeton Asset Management Ltd. (“TAML” or the “Investment Manager”) serves as the investment manager of both Funds.  Both Funds have the same portfolio managers and are managed by the application of a fundamental research, value oriented, long-term approach that focuses on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long term earnings, asset value and cash flow potential.

Because both Funds primarily invest in equity securities of issuers in developing markets, they  are both subject to many of the same principal risk factors including:  market, management, foreign securities, developing market countries, smaller and midsize companies, liquidity, depositary receipts and value style investing principal risk.  TDMT, unlike the BRIC Fund, is subject to the principal risk of investing in participatory notes.  Both Funds are subject to focus risk as they may focus on particular countries, regions, industries, sectors and types of investments.  The BRIC Fund is subject to greater risks of adverse developments in BRIC countries and/or their surrounding regions than a fund, like TDMT, that is more broadly diversified geographically.  BRIC Fund is also subject to the additional risks of a non-diversified fund which means that it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.  As a result, the BRIC Fund may be more sensitive to the economic, business, political or other changes affecting individual issuers or investments than a diversified fund, like TDMT, which may result in greater fluctuation in the value of the BRIC Fund’s shares and greater risk of loss.

For a more complete discussion, see the sections below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ Are there any significant differences between the investment goals, strategies, and policies of the Funds?” and “COMPARISONS  OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – How do the fundamental investment policies of the Funds differ?” and “What are the principal risk factors associated with investments in the Funds?”

1  BRIC companies are those that are organized under the laws of, or with a principal office in, or for which the principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan) (collectively referred to as “BRIC”); or derive 50% or more of their total revenue or profit from either goods or services produced or sales made in BRIC countries; or have 50% or more of their assets in BRIC countries.

2  Developing market companies are those:  (1) whose principal securities trading markets are in developing market countries; (2) derive 50% or more or their total revenue or profit from either goods or services produced or sales made in developing market countries; (3) have 50% or more of their assets in developing markets countries; (4) are linked to currencies of developing markets countries; or (5) are organized under the laws of, or with principal offices in, developing markets countries.

Potential Cost Savings.  As shown in the chart below, the total annual operating expenses of the TDMT Shares are less than those of the corresponding share class of the BRIC Fund.  In addition, TAML believes that it is unlikely that the BRIC Fund will experience significant future net sales that would allow the BRIC Fund’s expenses to decrease as a percentage of net assets by being spread across a larger asset base.  The following table compares the annualized net expense ratio, after any applicable management fee reductions, for each class of shares of TDMT based on TDMT’s fiscal year ended December 31, 2014, with those of each class of shares of the BRIC Fund, based on its fiscal year ended March 31, 2015:

ANNUAL FUND OPERATING EXPENSES1

Share Class	BRIC Fund	TDMT
Class A	1.97%	1.68%
Class C	2.72%	2.40%
Advisor Class	1.72%	1.40%

1      Expense ratios reflect annual fund operating expenses for March 31, 2015, for the BRIC Fund and December 31, 2014, for TDMT, the most recent fiscal year for each Fund (as reflected in each Fund’s current prospectus).

As of September 30, 2015, TDMT had a significantly larger asset base (approximately $1.14 billion) than the BRIC Fund (approximately $139 million).  The Transaction is not projected to have a material impact on the expense ratio of TDMT.

For a more detailed comparison of the Funds’ fees and expenses, see the sections below captioned “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the Funds’ investment management fees?” and “What are the fees and expenses of each Fund and what might they be after the Transaction?”

In evaluating the Transaction, shareholders may also wish to consider the following:

Management Fee Structure.  Both Funds are currently subjected to an asset based management fee.  TDMT has an investment management fee that has lower management fee breakpoints at all net asset levels.  For more information, see the section titled “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS – What are the Funds’ investment management fees?”

Performance.  As shown in the table below, TDMT has outperformed the BRIC Fund for the five year period, but underperformed the BRIC Fund for the 1 year period.  The total return figures for Class A shares at NAV for the BRIC Fund and TDMT, as of September 30, 2015, are shown below.

Average Annual Total Return (at NAV)	BRIC Fund Class A (w/o sales load)	TDMT Class A (w/o sales load)
1 Year	-23.26%	-25.51%
5 Years	-8.99%	-6.05%
10 Years	---	1.17%
Since Inception	-0.84% (6/1/06)	5.21% (10/16/91)

More detailed performance information (including performance of other share classes) is included below under the section “How do the performance records of the Funds compare?” in this Prospectus/Proxy Statement.  Performance for other share classes differs only to the extent that the classes do not have the same expenses because the shares are invested in the same portfolio of securities.

Costs of the Transaction.  Each Fund will pay 25% of the expenses of the Transaction, including proxy solicitation costs.  TAML will pay the remaining 50% of such expenses.  The total amount of the expenses for the Transaction is estimated to be approximately $181,000.

What are the federal income tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes, and the delivery of a legal opinion to that effect is a condition of closing the Transaction, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position.  This means that, subject to the limited exceptions described below under the heading “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION,” the shareholders of the BRIC Fund will recognize no income or gain or loss for federal income tax purposes upon the exchange of all of their shares in the BRIC Fund for shares in TDMT.  Shareholders should consult their tax adviser about state and local tax consequences of the Transaction, if any, because the information about tax consequences in this Prospectus/Proxy Statement relates only to federal income tax consequences.  For more information, please see the section “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION.”

How do the distribution and purchase procedures of the Funds compare?

Shares of the BRIC Fund and TDMT are sold on a continuous basis by Franklin Templeton Distributors, Inc. (“Distributors”).  Distribution and purchase procedures are the same for each Fund.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the distribution and purchase procedures of the Funds?”

How do the redemption procedures and exchange privileges of the Funds compare?

The Funds have the same redemption procedures and exchange privileges.

For a more complete discussion, see the section below titled: “COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS ‒ What are the redemption procedures and exchange privileges of the Funds?”

What is the anticipated timing of the Transaction?

The meeting of the shareholders is scheduled to occur on March 22, 2016.  If all necessary approvals are obtained, the Transaction will likely be completed on or about May 6, 2016 (the “Closing Date”).

What happens if the Transaction is not approved?

If the Transaction is not approved by the BRIC Fund’s shareholders or does not close for any reason, such shareholders will remain shareholders of the BRIC Fund, and the BRIC Fund will continue to operate.  The TGIT Board then will consider such other actions as it deems necessary or appropriate, including possible liquidation, for the BRIC Fund.

How will shareholder voting be handled?

Shareholders who own shares of the BRIC Fund at the close of business on December 21, 2015, will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a proportionate fractional vote for each fractional share that they hold.  Approval of the Transaction by the BRIC Fund requires the affirmative vote of the lesser of: (i) a majority of the outstanding shares of the BRIC Fund or (ii) 67% or more of the outstanding shares of the BRIC Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the BRIC Fund are present or represented by proxy (“1940 Act Majority Vote”).  Boston Financial Data Services has been retained by the BRIC Fund to collect and tabulate shareholder votes.

Please vote by proxy as soon as you receive this Prospectus/Proxy Statement.  You may place your vote by completing, signing, and mailing the enclosed proxy card, by calling the number on the enclosed proxy card, or via the Internet by following the on-line instructions.  If you vote by any of these methods, the persons appointed as proxies will officially cast your votes at the Meeting.

You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting.  You may also attend the Meeting and cast your vote in person at the Meeting.  For more details about shareholder voting, see the “Voting Information” section of this Prospectus/Proxy Statement.

What is the TGIT Board’s recommendation regarding the proposal?

At a meeting held on October 20, 2015, the TGIT Board, on behalf  of the BRIC Fund, considered the proposal to reorganize the BRIC Fund with and into TDMT, approved the Plan, and voted to recommend that shareholders of the BRIC Fund vote to approve the Plan.  For the reasons set forth in the “REASONS FOR THE TRANSACTION” section of this Prospectus/Proxy Statement, the TGIT Board, including the Independent Trustees, has determined that participation in the Transaction is in the best interests of the BRIC Fund.  The TGIT Board also concluded that no dilution in value would result to the shareholders of the BRIC Fund as a result of the Transaction.

THE TGIT BOARD, ON BEHALF OF THE BRIC FUND, RECOMMENDS THAT YOU VOTE TO APPROVE THE PLAN.

COMPARISONS OF SOME IMPORTANT FEATURES OF THE FUNDS

Are there any significant differences between the investment goals, strategies, and policies of the Funds?

Investment Goals.  Both Funds have a fundamental (i.e., only changeable by shareholder vote) investment goal of long-term capital appreciation.

Principal Investment Strategies.  Both Funds invest in developing markets companies, but TDMT invests in a broader universe of developing markets as compared to the BRIC Fund. Under normal market conditions, the BRIC Fund invests at least 80% of its net assets in equity securities of “BRIC (Brazil, Russia, India or China) companies” which are those that: are organized under the laws of, or with a principal office in, or for which the principal trading market is in a “BRIC” country; or derive 50% or more of their total revenue or profit from either goods or services produced or sales made in BRIC countries; or  have 50% or more of their assets in BRIC countries.  TDMT normally invests at least 80% of its net assets in equity securities of companies located or operating in “developing market countries.”  Developing market countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index.  These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, the Middle East and Africa and include the BRIC countries.

The equity securities in which the BRIC Fund invests are primarily common stock, preferred stock, and related depositary receipts.  Similarly, TDMT invests primarily in the equity securities, principally common and preferred stocks and depositary receipts.  TDMT, unlike the BRIC Fund, may invest in participatory notes as a principal investment strategy.  Both Funds invest in companies of all capitalization sizes, including small-cap and medium-cap companies.  In addition to the BRIC Fund’s main investments, the BRIC Fund may invest up to 20% of its net assets in securities that do not qualify as BRIC company securities, but whose issuers, in the judgment of the investment manager, are expected to benefit from developments in BRIC economies.  TDMT, from time to time, may have significant investments in one or more countries or in particular industries or sectors, based on economic conditions.  In addition to TDMT’s main investments, TDMT may invest up to 20% of its net assets in the securities of issuers in developed market countries.

The BRIC Fund, unlike TDMT, is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than TDMT which is a diversified fund.

When choosing equity investments, the investment manager for both Funds applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.  The investment manager of both Funds also considers a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.  The investment manager for both Funds may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the investment manager believes another security is a more attractive investment opportunity.

Repositioning of the BRIC Fund’s Portfolio Assets:  Although both Funds invest in BRIC companies, TDMT invests in a broader universe of developing markets companies. The extent to which the BRIC Fund’s portfolio assets will be maintained by TDMT will be determined consistent with TDMT’s investment goal, strategies and policies at the time of the Transaction. It is currently expected that a large portion of the BRIC Fund’s portfolio assets (approximately 50%) may be sold in connection with the Transaction as distinct from normal portfolio turnover.  It is estimated that even after the sale of such portfolio assets prior to the closing of the Transaction, the BRIC Fund would  not be required to make a distribution of any  capital gains to shareholders as a result of such portfolio repositioning.  However, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of the TDMT to fully utilize the BRIC Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of TDMT may receive a greater amount of capital gain distributions than they would have had the Transaction not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount.  For more information, please see the section titled “Federal Income Tax Consequesnces of the Transaction- Repositioning of the BRIC Fund’s Portfolio Assets.”

Fundamental Investment Policies:  The fundamental investment policies of the BRIC Fund and TDMT regarding borrowing, lending, issuing series securities, acting as an underwriter, purchasing or selling commodities and concentrating in an industry are the same or substantially the same.  TDMT’s fundamental policy regarding investing in real estate is virtually identical to the BRIC Fund except that TDMT’s fundamental policy contains an additional clarification that allows TDMT to purchase or sell direct investments in real estate through partnerships and other special purpose entities that own or develop real estate.

Unlike the BRIC Fund, TDMT is a diversified fund and has a fundamental policy regarding issuer diversification that provides that TDMT may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the Investment Company Act of 1940 ( the “1940 Act”)) if immediately after such investment (i) more than 5% of the value of TDMT’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by TDMT, except that up to 25% of the value of TDMT’s total assets may be invested without regard to such 5% and 10% limitations.

How do the principal risk factors of the Funds compare?

Investments in both Funds involve risks common to most mutual funds.  You could lose money by investing in either Fund.  The following is a comparison of the Funds’ principal risks:

Principal Risk Factors Common to Both Funds:	Principal Risk Factors Applicable to the BRIC Fund but not TDMT:	Principal Risk Factors Applicable toTDMT but not the BRIC Fund:
Depositary Receipts Developing Market Countries Focus (Geographic Focus for the BRIC Fund) Foreign Securities Liquidity Management Market Smaller and Midsize Companies Value Style Investing	Non-Diversification	Participatory Notes

For more information about the principal risk factors of the BRIC Fund and TDMT, please see the section titled: “COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS – What are the principal risk factors associated with investments in the Funds?”

What are the distribution and purchase procedures of the Funds?

Shares of each Fund are sold on a continuous basis by Distributors.  Class A shares of each Fund are generally sold at NAV per share plus a sales charge.  The maximum front-end sales charge imposed on purchases of Class A shares of each Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more.  There is a 1.00% contingent deferred sales charge (“CDSC”) that applies to investments of $1 million or more if redeemed within 18 months following their purchase.  Generally, Class C and Advisor Class shares of each Fund are not subject to a front-end sales charge or CDSC, but Class C shares of both Funds are subject to an CDSC that applies to investments sold within 12 months following their purchase.  Holders of Class A shares of the BRIC Fund will not be assessed a sales charge on their receipt of Class A shares of TDMT in connection with the Transaction, and no CDSC will be charged to the BRIC Fund’s shareholders in connection with the exchange of their shares pursuant to the terms of the Transaction.  Additional information and specific instructions explaining how to buy shares of each Fund are outlined in the TDMT Prospectus and the BRIC Fund Prospectus under the heading “Your Account.”  The TDMT Prospectus enclosed with this Prospectus/Proxy Statement also lists, under the heading “Questions,” phone numbers for you to call if you have any questions about your account.

What are the redemption procedures and exchange privileges of the Funds?

Each Fund offers the same redemption features pursuant to which redemption proceeds are remitted by check after prompt receipt of proper documents, including signature guarantees under certain circumstances.  Each Fund’s shares may be redeemed at any time at the NAV next calculated after a shareholder’s request is received in proper form.

Shares of each Fund may be redeemed at such Fund’s NAV per share, subject to any applicable CDSC.  For purchases of $1 million or more, redemptions of Class A shares of each Fund that were purchased without an initial sales charge generally are subject to a 1.00% CDSC if redeemed within 18 months following their purchase.  Redemptions of Class C shares generally are subject to a 1.00% CDSC if redeemed within 12 months following their purchase.

Each Fund has the same exchange privilege in that you can exchange shares between most Franklin Templeton funds within the same class, generally without paying any additional sales charges.  Additional information and specific instructions explaining how to redeem and exchange shares of each Fund are outlined in the BRIC Fund Prospectus and the TDMT Prospectus under the heading “Your Account.”

Who manages the Funds?

A board of trustees provides general oversight of the business and affairs of each Fund but is not involved in the day to day management or stock selection.  The BRIC Fund is a non-diversified series of TGIT, an open-end management investment company registered with the SEC.  TDMT is also an open-end management investment company registered with the SEC, operating as a diversified fund.

Investment manager.  TAML serves as investment manager for both Funds.  TAML is an indirect wholly owned subsidiary of Franklin Resources, Inc. (“FRI”).  FRI is a publicly owned holding company with its principal offices located at One Franklin Parkway, San Mateo, CA 94404-1906.  TAML and its affiliates serve as investment manager or administrator to 45 registered investment companies, with approximately 164 U.S.-based funds or series.  Franklin Templeton Investments had $790 billion in assets under management as of November 30, 2015.  Charles B. Johnson (former Chairman and Director of FRI) and Rupert H. Johnson, Jr., are principal shareholders of FRI.

The BRIC Fund and TDMT are both managed by the same team of dedicated professionals.  The portfolio managers of the team are as follows:

BRIC Fund and TDMT Portfolio Management Team

Mark Mobius, Ph.D., Executive Chairman of Templeton Emerging Markets Group and Portfolio Manager of TAML.  Dr. Mobius has been the lead portfolio manager of the BRIC Fund and TDMT since their inception.  He joined Franklin Templeton Investments in 1987.

Dennis Lim, Co-Chief Executive Officer, Director and Portfolio Manager of TAML.  Mr. Lim has been portfolio manager of the BRIC Fund since inception and TDMT since 2001.  He joined Franklin Templeton Investments in 1990.

Tom Wu, Director and Portfolio Manager of TAML.  Mr. Wu has been a portfolio manager of the BRIC Fund and TDMT since their inception.  He joined Franklin Templeton Investments in 1987.

Allan Lam, Director  and Portfolio Manager of TAML.  Mr. Lam has been a portfolio manager of the BRIC Fund and TDMT since 2011.  He joined Franklin Templeton Investments in 1987.

Dr. Mobius has primary responsibility for the investments of the Funds.  Dr. Mobius has final authority over all aspects of the Funds’ investment portfolios, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements.  The degree to which Dr. Mobius may perform these functions, and the nature of these functions, may change from time to time.

The Statement of Additional Information for the BRIC Fund dated August 1, 2015 (the “BRIC Fund SAI”) and the Statement of Additional Information for TDMT dated May 1, 2015, as amended and supplemented to date (the “TDMT SAI”) provide additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.  For information on how to obtain a copy of the BRIC Fund SAI and the TDMT SAI, please see the section entitled “Information about the Funds.”

What are the Funds’ investment management fees?

The investment management fee for each Fund is as follows:

BRIC Fund	TDMT
• 1.30% of the value of net assets up to and including $1 billion;	• 1.250% of the value of net assets up to and including $200 million;
• 1.25% of the value of net assets over $1 billion up to and including $5 billion;	• 1.235% of the value of net assets over $200 million, up to and including $700 million;
• 1.20% of the value of net assets over $5 billion up to and including $10 billion;	• 1.200% of the value of net assets over $700 million, up to and including $1 billion;
• 1.15% of the value of net assets over $10 billion up to and including $15 billion;	• 1.150% of the value of net assets over $1 billion, up to and including $1.2 billion;
• 1.10% of the value of net assets over $15 billion up to and including $20 billion; and	• 1.125% of the value of net assets over $1.2 billion, up to and including $5 billion;
• 1.05% of the value of net assets over $20 billion.	• 1.075% of the value of net assets over $5 billion, up to and including $10 billion;
• 1.025% of the value of net assets over $10 billion, up to and including $15 billion;
• 0.975% of the value of net assets over $15 billion, up to and including $20 billion; and
• 0.925% of the value of net assets in excess of $20 billion.

For the fiscal year ended March 31, 2015, TAML was entitled to a management fee from the BRIC Fund of  $2,824,797 (after waivers) and $2,984,640 (before waivers) representing 1.23% and 1.30% of BRIC net assets, respectively.  For the fiscal year ended December 31, 2014, TAML was entitled to a management fee from TDMT of $22,706,156 (after waivers) and $22,781,621 (before waivers), representing 1.18%  of TDMT net assets (ratios before and after waivers are equal due to rounding).

For more information about each Fund’s investment management fee, see the BRIC Fund and TDMT Prospectuses under the heading “Fund Details-Management.”

What are the fees and expenses of each Fund and what might they be after the Transaction?

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.  The tables also show the estimated fees and expenses for TDMT, assuming that the Transaction had been completed as of the beginning of TDMT’s last completed fiscal year.  The purpose of the tables is to assist you in understanding the various costs and expenses that you would bear directly or indirectly as a shareholder of TDMT.

You will not pay any initial or deferred sales charge in connection with the Transaction.

TABLE OF SHAREHOLDER FEES (both Funds)

The following table shows shareholder fees paid directly from a new investment, which will remain the same after the Transaction.  You will not pay these charges in connection with the Transaction.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sales proceeds)	None[1]	1.00%	None

1  There is a 1.00% CDSC that applies to investments of $1 million or more (see “Investments of $1 Million or more” under “Choosing a Share Class” in each Funds’ Prospectus) and purchases by certain retirement plans without an initial sales charge.

ANNUAL OPERATING EXPENSE TABLE FOR CLASS A, CLASS C AND ADVISOR CLASS SHARES OF THE FUNDS AND PROJECTED FEES AFTER THE TRANSACTION

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	BRIC Fund Class A1	TDMT Class A1	Pro Forma TDMT Class A5

Management fees	1.30%	1.18%[3]	1.17%[3]
Distribution and service (12b-1) fees	0.25%	0.28%	0.25%[6]
Other expenses	0.49%	0.26%[3]	0.26%[3]
Total annual Fund operating expenses	2.04%	1.72%	1.68%
Fee waiver and/or expense reimbursement	-0.07%[2]	-0.04%[4]	0.00%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.97%[2]	1.68%[4]	1.68%[4]
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	BRIC Fund Class C1	TDMT Class C1	Pro Forma TDMT Class C5

Management fees	1.30%	1.18%[3]	1.17%[3]
Distribution and service (12b-1) fees	1.00%	1.00%	1.00%
Other expenses	0.49%	0.26%[3]	0.26%[3]
Total annual Fund operating expenses	2.79%	2.44%	2.43%
Fee waiver and/or expense reimbursement	-0.07%[2]	-0.04%[4]	0.00%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	2.72%[2]	2.40%[4]	2.43%[4]
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)[1]	BRIC Fund Advisor Class[1]	TDMT Advisor Class[1]	Pro Forma TDMT Advisor Class[5]

Management fees	1.30%	1.18%[3]	1.17%[3]
Distribution and service (12b-1) fees	None	None	None
Other expenses	0.49%	0.26%[3]	0.26%[3]
Total annual Fund operating expenses	1.79%	1.44%	1.43%
Fee waiver and/or expense reimbursement	-0.07%[2]	-0.04%[4]	0.00%[4]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.72%[2]	1.40%[4]	1.43%[4]

1      Expense ratios reflect annual fund operating expenses for March 31, 2015, for the BRIC Fund and December 31, 2014, for TDMT, the most recent fiscal year of each Fund as reflected in each Fund’s prospectus.

2      TAML has contractually agreed to waive or assume certain expenses for the BRIC Fund so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the BRIC Fund do not exceed 1.72% until July 31, 2016.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the terms set forth above.

3      Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of TDMT’s investment management agreement with its fund administration agreement effective May 1, 2014. Total annual fund operating expenses are not affected by such bundling.

4      TAML has contractually agreed to waive or assume certain expenses for TDMT so that common expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of TDMT do not exceed (and could be less than) 1.40% until April 30, 2016.  Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the term shown above. Waiver is not reflected in Pro Forma expenses as current term expires in less than 12 months.

5      Pro forma expenses are based on current and anticipated TDMT expenses as if the Transaction had been effective as of January 1, 2015 and do not include estimated costs of the Transaction.

6      On July 14, 2015, the TDMT Board approved, effective August 1, 2015,  a reduction of the Class A distribution and service (12b-1) fee to 0.25% until further notice and approval by the TDMT Board.

Examples

These examples can help you compare the cost of investing in shares of the BRIC Fund with the cost of investing in a comparable share class of TDMT, both before and after the Transaction.  The example assumes:

•       You invest $10,000 for the BRIC Fund and for TDMT for the periods shown;

•       Your investment has a 5% return each year;

•       The Fund’s operating expenses remain the same, taking into account any contractual waivers for the applicable period; and

•       You sell your shares at the end of the period.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
BRIC Fund - Class A	$763[1]	$1,171	$1,604	$2,802
TDMT - Class A	$736[1]	$1,082	$1,451	$2,485
Pro Forma TDMT - Class A (assuming the Transaction is completed)	$736[1]	$1,074	$1,435	$2,448
BRIC Fund –Class C	$375	$859	$1,468	$3,114
TDMT –Class C	$343	$757	$1,297	$2,773
Pro Forma TDMT – Class C (assuming the Transaction is completed)	$346	$758	$1,296	$2,766
BRIC Fund – Advisor Class	$175	$557	$963	$2,099
TDMT –Advisor Class	$143	$452	$783	$1,721
Pro Forma TDMT –Advisor Class (assuming the Transaction is completed)	$146	$452	$782	$1,713
If you do not sell your shares:
BRIC Fund – Class C	$275	$859	$1,468	$3,114
TDMT – Class C	$243	$757	$1,297	$2,773
Pro Forma TDMT – Class C (assuming the Transaction is completed)	$246	$758	$1,296	$2,766

1Assumes a CDSC will not apply.

How do the performance records of the Funds compare?

The average total return figures for Class A, Class C and Advisor Class shares of the Funds, including any applicable sales charges and before taxes, as of September 30, 2015, are shown below.

Average Annual Total Return (at NAV)	BRIC Fund Class A (without sales load)	TDMT Class A (without sales load)
1 Year	-23.26%	-25.51%
5 Years	-8.99%	-6.05%
10 Years	---	1.17%
Since Inception	-0.84% (6/1/2006)	5.21% (10/16/1991)

Average Annual Total Return (at NAV)	BRIC Fund Class A (with sales load)	TDMT Class A (with sales load)
1 Year	-27.67%	-29.78%
5 Years	-10.06%	-7.16%
10 Years	---	0.57%
Since Inception	-1.46% (6/1/2006)	4.95% (10/16/1991)

Average Annual Total Return	BRIC Fund Class C (without sales load)	TDMT Class C (without sales load)
1 Year	-23.81%	-26.04%
5 Years	-9.65%	-6.72%
10 Years	---	0.45%
Since Inception	-1.53% (6/1/2006)	3.61% (5/01/1995)

Average Annual Total Return	BRIC Fund Class C (with sales load)	TDMT Class C (with sales load)
1 Year	-24.56%	-26.65%
5 Years	-9.65%	-6.72%
10 Years	---	0.45%
Since Inception	-1.53% (6/1/2006)	3.61% (5/01/1995)

Average Annual Total Return (at NAV)	BRIC Fund Advisor Class	TDMT Advisor Class
1 Year	-23.02%	-25.32%
5 Years	-8.72%	-5.79%
10 Years	---	1.45%
Since Inception	-0.61% (8/1/2008)	5.45% (1/02/1997)

The Funds’ past performance is not necessarily an indication of how the Funds will perform in the future.  You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Where can I find more financial and performance information about the Funds?

The TDMT Prospectus (enclosed), the BRIC Fund Prospectus, TDMT’s Annual Report to Shareholders for the fiscal year ended December 31, 2014 and Semi-Annual Report to Shareholder for the fiscal period ended June 30, 2015, and the BRIC Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2015 and Semi-Annual Report to Shareholders for the fiscal period ended September 30, 2015, contain additional financial and performance information about the Funds, including each Fund’s financial performance for the past five years, under the heading “Financial Highlights.”  Additional performance information as of the calendar year ended December 31, 2014 for TDMT, including after-tax return information, is contained in the TDMT Prospectus under the heading “Performance.”  These documents are available free of charge upon request (see the section “Information about the Funds”).  Attached as Exhibit B are the Financial Highlights tables for the most recently ended semi-annual period for TDMT and the BRIC Fund.

What are other key features of the Funds?

Service Providers.  The Funds use the same service providers for the following services:

•        Custody Services.  JP Morgan Chase Bank, 270 Park Avenue, New York, NY  10017-2070, acts as custodian of the securities and other assets of the Funds.

•        Transfer Agency Services.  Franklin Templeton Investor Services, LLC, an indirect wholly owned subsidiary of FRI, is the shareholder servicing and transfer agent and dividend-paying agent for the Funds.

•        Administrative Services.  Franklin Templeton Services, LLC (“FT Services”), One Franklin Parkway, San Mateo, CA 94403-1906,  an indirect, wholly owned subsidiary of FRI and an affiliate of the Funds’ Investment Manager and principal underwriter, is the fund administrator for the Funds.  The administrative services that FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Under an agreement  between TAML and FT Services, FT Services provides administrative services to the BRIC Fund and TDMT.  The  fees  paid by TAML to FT Services are based on each Fund’s average daily net assets, and are not an additional expense of the Funds.

•        Distribution Services.  Distributors acts as the principal underwriter in the continuous public offering of the Funds’ shares under the same terms and conditions for each Fund.

•        Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA  94111-4004, serves as the Funds’ independent registered public accounting firm.  The independent registered public accounting firm audits the financial statements included in a Fund’s annual report to shareholders.

Distribution and Service (12b-1) Fees.  Class A and  Class C shares of each Fund have a distribution or “Rule 12b-1” plan.  Under the Rule 12b-1 plan, the Funds may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of that class.  These expenses may include, among others, service fees paid to securities dealers or others who have executed a servicing agreement with a Fund, Distributors, or their affiliates and who provide service or account maintenance services to shareholders (service fees), the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements.  The distribution and service (12b‑1) fees charged are based only on expenses attributable to that particular class.

Under the Class A Rule 12b-1 Plans for the BRIC Fund and TDMT, each Fund may pay up to 0.35% per year of the average daily net assets of Class A shares to those who sell and distribute Class A shares and provide other services to shareholders.  (Although each distribution plan of the BRIC Fund and  TDMT allow for a distribution fee of up to 0.35% per year, under their respective Class A 12b-1 Plans, the TGIT Board, on behalf of the BRIC Fund and TDMT has set the current amount payable at 0.25% until further notice).  Under the Class C Rule 12b-1 Plans for the BRIC Fund and TDMT, each Fund may pay up to 1.00% per year of the average daily net assets of Class C shares.

The Advisor Class shares of the BRIC Fund and TDMT have no Rule 12b-1 plan.  For more information regarding the BRIC Fund’s or TDMT’s Rule 12b-1 plans, please see “The Underwriter—Distribution and service (12b-1) fees” in the BRIC Fund SAI or the TDMT SAI, respectively.

Dividends and Distributions.  The BRIC Fund and TDMT intend to declare dividends, at least annually, in December.

Fiscal Years.  The fiscal year end of the BRIC Fund is March 31st.  The fiscal year end of TDMT is December 31st.

Tax.  The tax implications of an investment in each Fund are generally the same.  For more information about the tax implications of investments in the Funds, see the Prospectus of each Fund under the heading “Distributions and Taxes.”

REASONS FOR THE TRANSACTION

At a meeting of the TGIT Board, on behalf of the BRIC Fund, and the TDMT Board (the “Boards”), on October 20, 2015, Management recommended to the Boards that they approve the reorganization of the BRIC Fund with and into TDMT.  Management recommended the Transaction because of the identical investment goal and  generally similar principal investment strategies and principal risks of the BRIC Fund and TDMT and the fact that the Transaction may benefit shareholders of the BRIC Fund by enabling them to be investors in a larger mutual fund with lower annual fund operating expenses.

At the October 20, 2015 Meeting, the Boards considered and approved the proposed Transaction.  The Independent Trustees were advised on this matter by their independent counsel.  The Boards requested and received from the Investment Manager written materials containing relevant information about TDMT and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and performance data of the BRIC Fund and TDMT.

The Boards reviewed detailed information about: (1) the investment goal, strategies and policies of the Funds; (2) the portfolio management of the Funds; (3) the financial and organizational strength of TAML, the Funds’ investment manager; (4) the comparability of the investment goals, policies, and investments of the Funds; (5) the short-term and long-term investment performance of the Funds; (6) the current expense ratios of each Fund; (7) the relative asset size of each Fund, including the benefits to the BRIC Fund of joining with a larger fund; (8) TAML’s agreement to pay half of the expenses related to the Transaction; (9) the federal income tax consequences of the Transaction to each Fund and its shareholders; and (10) the general characteristics of the BRIC Fund and TDMT.

The Boards considered the potential benefits, risks and costs of the Transaction to shareholders of the BRIC Fund and TDMT.  In approving the Transaction, each Board considered the following factors and potential benefits:

Decreased Fund Operating Expenses.  The expense ratio of each class of shares of TDMT is lower than the corresponding class of the BRIC Fund.

Identical Investment Goals and Similar Investment Policies and Strategies.  The Funds have identical investment goals and generally similar investment policies, and strategies.  Both Funds have a fundamental investment goal of long-term capital appreciation.  The BRIC Fund seeks long-term capital appreciation by investing at least 80% of its net assets in the equity securities of BRIC companies.  TDMT seeks long-term capital appreciation by investing at least 80% of its net assets in the equity securities of developing market companies.  Both Funds are managed by the application of a fundamental research, value oriented, long-term approach that focuses on the market price of a company’s securities relative to the investment manager’s evaluation of the company’s long term earnings, asset value and cash flow potential.  In addition, by reorganizing into TDMT which is a diversified fund, BRIC Fund shareholders will reduce their exposure to the risk of adverse developments in BRIC countries by investing in a Fund that is more broadly diversified geographically.  The Board considered the Investment Manager’s belief that shareholders of the BRIC Fund should not experience a material change with the overall risks of their investment as a result of the Transaction and may experience a reduction in principal risk as TDMT is more diversified than the BRIC Fund.

Potentially More Attractive Investment.  TDMT may be more attractive to investors because its larger asset size and resulting lower per share operating expenses.  TAML informed the Boards that based on the BRIC Fund’s historical asset growth and projected sales activity, the BRIC Fund’s assets were not likely to grow sufficiently in the foreseeable future to result in significant economies of scale and that benefits to shareholders, including operating efficiencies, may be achieved by reorganizing the BRIC Fund with and into TDMT.

Continuity in Service Providers.  If the Transaction is completed, there will be continuity in both service providers and portfolio management.  The investment manager, principal underwriter, administrator, transfer agent, custodian, auditors and legal counsel will remain unchanged.  In addition, Mark Mobius, Allan Lam, Dennis Lim and Tom Wu serve as portfolio managers of both the BRIC Fund and TDMT.

Tax-Free Reorganization.  The Transaction is anticipated to be treated as a tax-free reorganization for federal income tax purposes.  For more information, see “FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION” below.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the TGIT Board, on behalf of the BRIC Fund and the TDMT Board, including all of the Independent Trustees, concluded that participation in the Transaction is in the best interests of BRIC Fund and TDMT, respectively, and that no dilution of value would result to the respective shareholders of the BRIC Fund and TDMT from the Transaction.  The Boards approved the Plan on October 20, 2015 and the TGIT Board recommended that shareholders of the BRIC Fund vote to approve the Plan.

FOR THE REASONS DISCUSSED ABOVE, THE TGIT BOARD, ON BEHALF OF THE BRIC FUND, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PLAN

INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan.  You should read the form of the Plan, which is attached as Exhibit A, for complete information about the Transaction.

How will the Transaction be carried out?

If the shareholders of the BRIC Fund approve the Plan, the Transaction will be completed after various conditions are satisfied, including the preparation of certain documents.  If the shareholders of the BRIC Fund do not approve the Plan, the Transaction will not take place, and the BRIC Fund will continue to operate as it currently does, and the Board will consider such other actions as it deems necessary or appropriate.

If the shareholders of the BRIC Fund approve the Plan, the officers of TGIT and TDMT will determine a specific date, called the “Closing Date,” for the actual transaction to take place.  The BRIC Fund will transfer substantially all of its assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), to TDMT on the Closing Date, which is scheduled to occur on or about May 6, 2016, but which may occur on an earlier or later date as the officers of TGIT and TDMT may mutually agree.  TDMT will not assume any liabilities of the BRIC Fund, whether accrued or contingent, known or unknown, and TGIT, on behalf of the BRIC Fund, will use its reasonable best efforts to discharge all of its known liabilities.  In exchange, TDMT will issue TDMT Shares that have an aggregate NAV equal to the dollar value of the assets delivered to TDMT by TGIT.  TGIT, on behalf of the BRIC Fund, will distribute to its shareholders the TDMT Shares it receives.  Each shareholder of the BRIC Fund will receive TDMT Shares with an aggregate NAV equal to the aggregate NAV of his or her shares of the BRIC Fund.  The share transfer books of the BRIC Fund will be permanently closed as of 12:00 p.m., Eastern time, on the Closing Date.  Prior to the Closing Date, TGIT, on behalf of the BRIC Fund, will pay or make provision for payment of all its remaining liabilities, if any.  At the closing, each shareholder of record of the BRIC Fund shall have the right to receive any unpaid dividends or distributions declared prior to the closing, including any declared dividend or distribution, with respect to shares of the BRIC Fund that such shareholder had on the distribution record date.  The BRIC Fund will then terminate its existence, liquidate, and dissolve.

TGIT, on behalf of the BRIC Fund, and TDMT, may amend the Plan by mutual consent without shareholder approval, except that any amendment made to the Plan that would have a material adverse effect on BRIC Fund shareholders would be submitted to such shareholders for their approval.

TGIT, on behalf of the BRIC Fund, and TDMT, have each made representations and warranties in the Plan that are customary in transactions such as the Transaction.  The obligations of the Funds under the Plan are subject to various conditions, including:

•     TDMT’s Registration Statement on Form N-14 under the Securities Act of 1933, of which this Prospectus/Proxy Statement is a part, shall have been filed with the SEC, such Registration Statement shall have become effective, no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

•     the shareholders of the BRIC Fund shall have approved the Transaction; and

•     Both TGIT, on behalf of the BRIC Fund and TDMT, shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for the BRIC Fund, TDMT, or their shareholders.

Both TGIT, on behalf of the BRIC Fund, and TDMT may terminate or abandon the Plan at any time before or after the approval of the Plan by the shareholders of the BRIC Fund, by mutual consent or by either party if any of conditions of its obligations under the Plan have not been fulfilled or waived and it reasonably appears that such condition will not or cannot be met.

Who will pay the expenses of the Transaction?

Each Fund will pay 25% of the total cost of the Transaction and TAML will pay 50% of the total cost.  The total amount of such costs and expenses for the Transaction is estimated to be $181,000.  Thus, each Fund will pay approximately $45,250  in connection with the Transaction.

What should I know about TDMT Shares?

Except as described below in “FURTHER INFORMATION ABOUT THE FUNDS – Comparison of Voting Rights,” TDMT Shares that will be distributed to the BRIC Fund’s shareholders generally will have the same legal characteristics as the shares of the BRIC Fund with respect to such matters as voting rights, assessability, conversion rights, and transferability.  After the Transaction, shareholders of the BRIC Fund whose shares are represented by outstanding share certificates will not receive certificates for TDMT Shares and all outstanding BRIC Fund share certificates will be cancelled.  Evidence of share ownership of TDMT will be reflected electronically in the books and records of TDMT.

What are the capitalizations of the Funds and what might TDMT’s capitalization be after the Transaction?

The following table sets forth as of September 30, 2015 the capitalizations of the BRIC Fund and TDMT.  The table also shows the projected capitalization of TDMT as adjusted to give effect to the proposed Transaction.  The capitalization of  TDMT and its classes is likely to be different when the Transaction is actually consummated.

	BRIC Fund	TDMT	Pro Forma Adjustments to Capitalization (Unaudited)	TDMT -Pro Forma[1]
	(Unaudited)	(Unaudited)		(Unaudited)
Net assets (all classes)	$139,799,708	$1,142,410,463	-	$1,282,210,171
Total shares outstanding (all classes)	17,165,695	85,414,634	(6,679,620)	95,900,709
Class A net assets	$104,110,388	$ 846,272,816	-	$950,383,204
Class A shares outstanding	12,730,360	62,993,887	(4,980,710)	70,743,537
Class A NAV per share	$8.18	$13.43	-	$13.43

Class C net assets	$30,692,232	$123,431,549	-	$154,123,781
Class C shares outstanding	3,822,567	9,504,156	(1,459,283)	11,867,440
Class C NAV per share	$8.03	$12.99	$-	$12.99

Class R net assets	-	$18,040,574	-	$18,040,574
Class R shares outstanding	-	1,368,415	-	1,368,415
Class R NAV per share	-	$13.18	-	$13.18

Class R6 net assets	-	$39,029,294	-	$39,029,294
Class R6 shares outstanding	-	2,913,413	-	2,913,413
Class R6 NAV per share	$-	$13.40	$-	$13.40

Advisor Class net assets	$4,997,088	$115,636,230	-	$120,633,318
Advisor Class shares outstanding	612,768	8,634,763	(239,627)	9,007,904
Advisor Class NAV per share	$8.15	$13.39	$-	$13.39

1.      Numbers are projected after the Transaction.

At the closing of the Transaction, shareholders of the BRIC Fund will receive TDMT Shares based on the relative NAVs per share of the Funds as of 4:00 p.m., Eastern time, on the Closing Date.

COMPARISONS OF INVESTMENT GOALS, STRATEGIES, POLICIES AND RISKS

This section describes and compares the key differences between the investment goals, principal strategies and fundamental policies of the Funds, as well as the principal risks associated with such goals, strategies and policies.  The investment goals and certain investment policies of each Fund are fundamental, which means that they cannot be changed without the 1940 Act Majority Vote of that Fund’s outstanding shares.  Unless otherwise noted, the investment policies of each Fund are non-fundamental and may be changed without shareholder approval.  For a complete description of TDMT’s investment policies and risks, you should read the TDMT Prospectus, which accompanies this Prospectus/Proxy Statement, and the TDMT SAI, which is available upon request.

How do the investment goals, strategies, policies and risks of the Funds compare?

Identical Investment Goals

Both Fund’s fundamental investment goal is long-term capital appreciation.

Similar Principal Investment Strategies.

The following is a comparison of the Funds’ principal investment strategies which are non-fundamental:

BRIC Fund	TDMT

Equity Securities of BRIC Companies.  Under normal market conditions, the BRIC Fund invests at least 80% (including the amount of any borrowings for investment purposes) of its net assets in securities (primarily common stock, preferred stock and related depositary receipts) of BRIC companies.

The Fund invests primarily in the equity securities of BRIC companies, which are those that:

•        are organized under the laws of, or with a principal office in, or for which the principal trading market is in Brazil, Russia, India or China (including the People’s Republic of China, Hong Kong and Taiwan); or

•        derive 50% or more of their total revenue or profit from either goods or services produced or sales made in BRIC countries; or

•        have 50% or more of their assets in BRIC countries.

The equity securities of China companies owned by the BRIC Fund include securities issued by Hong Kong and Taiwan domiciled companies, as well as eligible China A shares listed and traded on the Shanghai Stock Exchange through the Shanghai - Hong Kong Stock Connect Stock Connect program, China H shares (shares of China-incorporated, Hong Kong-listed companies), Shenzhen-listed B shares (shares of China-incorporated, Shenzhen-listed companies that are traded in Hong Kong dollars), and China “red chip” shares (shares of companies based in Mainland China that are incorporated outside China and listed in Hong Kong).

Equity Securities of Companies Located in Developing Countries.  Under normal market conditions, TDMT invests at least 80% (including the amount of any borrowings for investment purposes) of its net assets in securities (principally common and preferred stocks and depositary receipts) of companies located or operating in developing market countries.

For purposes of TDMT’s investments, developing market companies are those:

•        whose principal securities trading markets are in developing market countries; or

•        that derive 50% or more of their total revenue or profit from either goods or services produced or sales made in developing market countries; or

•        that have 50% or more of their assets in developing market countries; or

•        that are linked to currencies of developing market countries; or

•        that are organized under the laws of, or with principal offices in, developing market countries.

Developing market countries include those considered to be developing by the World Bank, the International Finance Corporation, the United Nations, or the countries’ authorities, or countries with a stock market capitalization of less than 3% of the MSCI World Index.  These countries typically are located in the Asia-Pacific region, Eastern Europe, Central and South America, the Middle East and Africa.

Non-BRIC Companies.  In addition to the BRIC Fund’s main investments, the BRIC Fund may invest up to 20% of its net assets in securities that do not qualify as BRIC company securities, but whose issuers, in the judgment of the Investment Manager, are expected to benefit from developments in BRIC economies.

Companies in Developed Countries.  In addition to TDMT’s main investments, TDMT may invest up to 20% of its net assets in the securities of issuers in developed market countries.  TDMT, from time to time, may have significant investments in one or more countries or in particular industries or sectors.

Capitalization Range: The BRIC Fund’s investments in equity securities may include investments in the securities of companies of any capitalization, including smaller and mid-size companies.	Capitalization Range: Same as BRIC Fund
Depositary Receipts: The BRIC Fund also invests in American, Global and European Depositary Receipts.	Depositary Receipts: Same as BRIC Fund.

Convertible Securities:  The BRIC Fund invests in securities convertible, or expected to be exchanged, into equity securities.  The BRIC Fund may invest in convertible securities without regard to the ratings assigned by rating services and may invest in companies of any size.

Participatory Notes:  Participatory notes, which are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity instrument and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities.  TDMT may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees.

Non-Diversified: The BRIC Fund generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

Diversified Fund:  TDMT is a diversified fund which means that it generally invests a smaller portion of its assets in the securities of one or more issuers and invests overall in a larger number of issuers than a non-diversified fund.

Value Investing Strategy.  The Investment Manager applies a fundamental research, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the Investment Manager’s evaluation of the company’s long-term earnings, asset value and cash flow potential.  The Investment Manager also considers a company’s profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price.  The analysis considers the company’s corporate governance behavior as well as its position in its sector, the economic framework and political environment.  The Investment Manager may consider selling an equity security when it believes the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, or when the Investment Manager believes another security is a more attractive investment opportunity.

Value Investing Strategy. Same as BRIC Fund.

For more information about the investment goals, strategies and policies of the Funds, you should read the TDMT Prospectus which accompanies the Prospectus/Proxy Statement and the TDMT SAI, BRIC Fund SAI and BRIC Fund Prospectus which are each available upon request.

How do the fundamental investment policies of the Funds differ?

The Funds’ fundamental investment policies with respect to borrowing, issuing senior securities, underwriting, purchasing or selling commodities and concentrating in an industry are identical. TDMT’s fundamental policy regarding investing in real estate is virtually identical to the BRIC Fund except that TDMT’s fundamental policy contains an additional clarification that permits TDMT to purchase or sell direct investments in real estate through partnerships and other special purpose entities that own or develop real estate.

The fundamental policy regarding lending of the BRIC Fund is substantially similar but not identical to TDMT’s fundamental policy on lending as follows:

BRIC Fund	TDMT

The BRIC Fund will not make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan.  The BRIC Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder.

TDMT will not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.  This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

TDMT is a diversified fund, and unlike the BRIC Fund, TDMT has a fundamental policy regarding issuer diversification that provides that TDMT may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of TDMT’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by TDMT, except that up to 25% of the value of TDMT’s total assets may be invested without regard to such 5% and 10% limitations.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in a Fund involves risk.  There is no assurance that any mutual fund will meet its investment goals.  The achievement of the Funds’ goals depends upon market conditions, generally, and on the Investment Manager’s analytical and portfolio management skills.  For more information about the principal risks associated with investments in the Funds, see each Fund’s Prospectus under the heading “Fund Details – Principal Risks” and each Fund’s SAI under the heading “Goals, Strategies and Risks.”

Because both Funds primarily invest in equity securities of issuers in developing markets, they  are both subject to many of the same principal risk factors including:  market, foreign securities, developing market countries, depository receipts, liquidity, value style investing, smaller and midsize companies and management principal risk.  Both Funds are also subject to focus risk as they may focus on particular countries, regions, industries, sectors and types of investments.  The BRIC Fund is subject to greater risks of adverse developments in BRIC countries and/or their surrounding regions than a fund, like TDMT, that is more broadly diversified geographically.  BRIC Fund is also subject to the additional risks of a non-diversified fund which means that it generally invests a greater portion of its assets in the securities of one or more issues and invests overall in a smaller number of issuers than a diversified fund like TDMT.  As a result the BRIC Fund may be more sensitive to the economic, business, political or other changes affecting individual issuers or investments than a diversified fund, like TDMT, which may result in greater fluctuation in the value of the BRIC Fund’s shares and greater risk of loss.  TDMT, unlike the BRIC Fund, is subject to the risks of investing in participatory notes.

Below are descriptions of the principal risks of each Fund.

Principal Risks Common to Both Funds:

Market.  The market values of securities or other investments owned by a Fund will go up or down, sometimes rapidly or unpredictably.  A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer.  This is a basic risk associated with all securities.  When there are more sellers than buyers, prices tend to fall.  Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities.  A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by a Fund.

Foreign Securities.  Investing in foreign securities typically involves more risks than investing in U.S. securities, and includes risks associated with:  internal and external political and economic developments – e.g., the political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions; trading practices – e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S.; availability of information – e.g., foreign issuers may not be subject to the same disclosure, accounting and financial reporting standards and practices as U.S. issuers; limited markets – e.g., the securities of certain foreign issuers may be less liquid (harder to sell) and more volatile; and currency exchange rate fluctuations and policies.  The risks of foreign investments may be greater in developing or emerging market countries.

Developing Market Countries.  A Fund’s investments in developing market countries are subject to all of the risks of foreign investing generally, and have additional heightened risks due to a lack of established legal, political, business and social frameworks to support securities markets, including:  delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; currency exchange rate volatility; and inflation, deflation or currency devaluation.

Focus/Geographic Focus.  To the extent that a Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, a Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.  Because the BRIC Fund invests its assets primarily in companies in specific countries or regions, the BRIC Fund is subject to greater risks of adverse developments in those countries and/or the surrounding regions than a fund that is more broadly diversified geographically.  Political, social or economic disruptions in the country or region, even in countries in which the BRIC Fund is not invested, may adversely affect security values in the country or region in which the BRIC Fund is invested.

Depositary Receipts.  Depositary receipts are subject to many of the risks of the underlying securities.  For some depositary receipts, the custodian or similar financial institution that holds the issuer’s shares in a trust account is located in the issuer’s home country.  In these cases if the issuer’s home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk.  In addition, the depository institution may not have physical custody of the underlying securities at all times and may charge fees for various services.  A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Liquidity.  From time to time, the trading market for a particular security or type of security in which a Fund invests may become less liquid or even illiquid.  Reduced liquidity will have an adverse impact on a Fund’s ability to sell such securities when necessary to meet a Fund’s liquidity needs or in response to a specific economic event and will also generally lower the value of a security.  Market prices for such securities may be volatile.

Value Style Investing.  A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Smaller and Midsize Companies.  Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks, and should be considered speculative.  Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets.  In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Management.  Each Fund is subject to management risk because it is an actively managed investment portfolio.  Each Fund’s Investment Manager applies investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these decisions will produce the desired results.

Additional Principal Risk Factor to which the BRIC Fund is Subject:

Non-Diversification.  Because the BRIC Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the BRIC  Fund’s shares and greater risk of loss.

Additional Principal Risk Factor to which TDMT is Subject:

Participatory Notes.  Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities.  TDMT is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note.  While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights.  Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid.  To the extent a participatory note is determined to be illiquid, it would be subject to TDMT’s limitation on investments in illiquid securities.  There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

FEDERAL INCOME TAX CONSEQUENCES OF THE TRANSACTION

The following is a general summary of some of the important U.S. federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code (the “Code”), existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect.  These considerations are general in nature and individual shareholders should consult their own tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.  These same considerations generally do not apply to shareholders who hold their shares in a tax-advantaged account, such as an individual retirement account (IRA) or qualified retirement plan.

The Transaction is intended to qualify as a tax-free reorganization pursuant to Section 368(a) of the Code.  The principal federal income tax consequences that are expected to result from the Transaction are as follows:

•      no gain or loss will be recognized by the BRIC Fund or its shareholders as a direct result of the Transaction;

•      no gain or loss will be recognized by TDMT as a direct result of the Transaction;

•      the basis of the assets of the BRIC Fund received by TDMT will be the same as the basis of those assets in the hands of the BRIC Fund immediately prior to the exchange;

•      the holding period of the assets of the BRIC Fund received by TDMT will include the period during which such assets were held by the BRIC Fund;

•      the aggregate tax basis of the shares of TDMT to be received by a shareholder of the BRIC Fund as part of the Transaction will be the same as the shareholder’s aggregate tax basis of the shares of the BRIC Fund; and

•      the holding period of the shares of TDMT received by a shareholder of the BRIC Fund as part of the Transaction will include the period that a shareholder held the shares of the BRIC Fund (provided that such shares of the BRIC Fund are capital assets in the hands of such shareholder as of the closing).

Neither of the Funds has requested or will request an advance ruling from the IRS as to the U.S. federal income tax consequences of the Transaction.  As a condition to closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to the BRIC Fund and TDMT as to the foregoing federal income tax consequences of the Transaction, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of each Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion.  Notwithstanding the foregoing, no opinion will be expressed as to the effect of the Transaction on the BRIC Fund, TDMT, or any BRIC Fund shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark- to-market system of accounting.  A copy of the opinion will be filed with the SEC and will be available for public inspection.  See “Information about the Funds.”

Opinions of counsel are not binding upon the IRS or the courts.  If the Transaction were consummated but the IRS or the courts were to determine that the Transaction did not qualify as a tax-free reorganization under the Code, and thus was taxable, the BRIC Fund would recognize a gain or loss on the transfer of its assets to TDMT, and each shareholder of the BRIC Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its BRIC Fund shares and the fair market value of the shares of TDMI it received.

Final Dividend or Other Distributions.  Immediately prior to the Transaction, the BRIC Fund will be required to distribute substantially all previously undistributed investment company taxable income (that is, generally, net investment income plus net short-term capital gains) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses), if any, generated through the Closing Date.

Repositioning of the BRIC Fund’s Portfolio Assets.  Although both Funds invest in BRIC companies, TDMT invests in a broader universe of developing markets companies.  The extent to which the BRIC Fund’s portfolio assets will be maintained by TDMT will be determined consistent with TDMT’s investment goal, strategies and policies at the time of the Transaction.  It is currently anticipated that a large portion of the BRIC Fund’s portfolio assets (approximately 50%)   may be sold in connection with the Transaction as distinct from normal portfolio turnover.  Such repositioning of the BRIC Fund’s portfolio assets may occur before or after the closing of the Transaction based upon Management’s assessment of the current and future attractiveness of individual holdings.  These sales may result in the realization of capital gains, reduced by any available capital loss carryovers, which would be distributed to shareholders.  The amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including the BRIC Fund’s net unrealized appreciation in the value of its portfolio assets at that time and whether such repositioning occurs before or after the Transaction.  Taking into account the BRIC Fund’s net unrealized depreciation in portfolio assets on a tax basis at September 30, 2015 of $-$17,527,124 (-$1.02 per share)   and the capital loss position of the BRIC Fund as of such date shown in the below table, it is estimated that even after the sale of such portion of the portfolio assets prior to the closing of the Transaction, the BRIC Fund would remain in a net loss position and would not be required to make a distribution of any gains to its shareholders as a result of such portfolio repositioning. However, if the sale of such portfolio assets occurs after the closing of the Transaction, the ability of TDMT to fully utilize the BRIC Fund’s capital loss carryovers, if any as of the closing, to offset the resulting capital gain may be limited as described below with the result that shareholders of TDMT may receive a greater amount of capital gain distributions than they would have had the Transaction not occurred.  Transaction costs also may be incurred due to the repositioning of the portfolio.  Management believes that these portfolio transaction costs will be immaterial in amount.

General Limitation on Capital Losses.  The tax attributes, including capital loss carryovers, of the BRIC Fund move to TDMT in the Transaction.  Capital losses can generally be carried forward to succeeding tax years to offset future capital gains, subject, in the case of net capital losses that arise in taxable years beginning on or before December 22, 2010, to an overall eight-year carryover period 3  The capital loss carryovers of the BRIC Fund and TDMT, if  any, are available to offset future gains recognized by the combined fund, subject to certain limitations under the Code.  The Transaction will result in a more than 50% “change in ownership” of the BRIC Fund, the smaller of the two Funds.  As a result, the capital loss carryovers of the BRIC Fund, increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “aggregate capital loss carryovers”), are expected to become subject to an annual limitation.  Additionally, if either Fund has a net unrealized built-in gain at the time of the Transaction, for five years beginning after that date, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund.  The Transaction also may result in an earlier expiration of the BRIC Fund’s capital loss carryovers because the Transaction may cause the BRIC Fund’s tax year to close early in the year of the Transaction.4

The aggregate capital loss carryovers of the Funds and the approximate annual limitation on the use of the BRIC Fund’s aggregate capital loss carryovers following the Transaction are as follows:

	BRIC Fund (in millions) As of 3/31/2015	TDMT (in millions) As of 6/30/2015
Aggregate Capital Loss Carryovers
Expires 2017-2019	$268.0	$0
No expiration	$26.2	$0
Total Aggregate Capital Loss Carryovers	$294.2	$0
Net Unrealized Appreciation (Depreciation) on a Tax Basis	$2.3	($20.8)
Net Assets	$184.7	$1,479.3
Approximate Annual Limitation for Capital Losses*	$4.9	N/A

*    Based on the long-term tax-exempt rate for ownership changes during November 2015 of 2.64%.  The actual limitation will equal the aggregate NAV of the BRIC Fund on the Closing Date multiplied by the long term tax exempt rate for ownership changes during the month in which the Transaction closes; such limitation is increased by the amount of any built-in gain, i.e., unrealized appreciation in value of investments of the BRIC Fund on the Closing Date that is recognized in a taxable year.

3 The Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date (December 22, 2010).  Consequently, these capital losses can be carried forward indefinitely.  However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized.  As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire.

4 The capital losses of the BRIC Fund that may be used by TDMT (including to offset any “built-in gains” of the BRIC Fund itself) for the first taxable year ending after the Closing Date may also be limited.

Where one or more of the limitations discussed above apply, a portion or all of a Fund’s capital loss carryovers may become unavailable the effect of which may be to accelerate the recognition of taxable gain by shareholders of TDMT post-closing, including by the former shareholders of the BRIC Fund.  Based on BRIC Fund’s capital loss position at March 31, 2015, it is expected that the annual limitation on the use of the BRIC Fund’s aggregate capital loss carryovers likely will limit the use of such losses by TDMT, post-closing, to offset capital gains, if any, it realizes.  However, the ability of TDMT to absorb its own capital loss carryovers, if any, and those of the BRIC Fund post-closing depends upon a variety of factors that cannot be known in advance.

Appreciation in Value of Investments.  Shareholders of the BRIC Fund will receive a proportionate share of any taxable income and gains realized by TDMT and not distributed to its shareholders prior to the Transaction when such income and gains are eventually distributed by TDMT.  As a result, shareholders of the BRIC Fund may receive a greater amount of taxable distributions than they would have had the Transaction not occurred.  In addition, if TDMT, following the Transaction, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its NAV than the BRIC Fund, shareholders of the BRIC Fund, post-closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Transaction had not occurred.  Based on the unrealized appreciation (depreciation) in value of investments for income tax purposes as a percentage of its NAV of 1.25%, for the BRIC Fund as of March 31, 2015, compared to (1.41%), for TDMT as of June 30, 2015, shareholders of the BRIC Fund could be exposed to less unrealized appreciation in portfolio investments, post-closing.  However, the amount of unrealized appreciation (depreciation) of both Funds is expected to change prior to the Closing.

State and Local Taxes. You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances as well as the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

You should consult your tax adviser regarding the effect, if any, of the Transaction in light of your particular circumstances.

INFORMATION ABOUT THE FUNDS

Information about the Funds is included in each Fund’s Prospectus.  The TDMT Prospectus and the BRIC Fund Prospectus are both incorporated by reference into (are considered a part of) this Prospectus/Proxy Statement.  Additional information about the Funds is included in each Fund’s SAI.  The TDMT SAI and the BRIC Fund SAI are incorporated into the TDMT Prospectus and the BRIC Fund Prospectus, respectively, and into the SAI dated January 19, 2016 relating to this Prospectus/Proxy Statement, each of which has been filed with the SEC.  The SAI relating to this Prospectus/Proxy Statement is also considered part of this Prospectus/Proxy Statement.  Information about the Funds is also included in each Fund’s Annual Report to Shareholders (for the fiscal year ended March 31, 2015 for the BRIC Fund and December 31, 2014 for TDMT) and each Fund’s Semi-Annual Report to Shareholders (for the fiscal period ended September 30, 2015 for the BRIC Fund and June 30, 2015 for TDMT).

The TDMT Prospectus is enclosed with this Prospectus/Proxy Statement.  You may request a free copy of the BRIC Fund Prospectus, each Fund’s SAI, each Fund’s Annual or Semi-Annual Report to Shareholders, the SAI relating to this Prospectus/Proxy Statement, and other information by calling (800) DIAL-BEN/342-5236  or by writing to a Fund at P.O. Box 33030, St. Petersburg, Florida  33733-8030.

TGIT, on behalf of the BRIC Fund and TDMT file proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act.  These materials can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. and at certain of the SEC’s regional offices:  SEC Regional Offices: Atlanta – 950 East Paces Ferry NE, Suite 900, Atlanta GA  30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver –1961 Stout Street, Suite 1700, Denver, CO 80294; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102; Los Angeles – 444 South Flower Street, Suite 900, Los Angeles, CA 90071; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 200 Vesey Street, Suite 400, New York, NY 10281; Philadelphia – One Penn Center, 1617 JFK Boulevard, Suite 520, Philadelphia, PA 19103; Salt Lake City –351 S. West Temple Street, Suite 6.100, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104.  You can also obtain copies of this information, after paying a duplicating fee at prescribed rates, by writing to the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, DC 20549 or from the SEC’s Internet site at http://www.sec.gov or by electronic request at the following email address:  publicinfo@sec.gov.

FURTHER INFORMATION ABOUT THE FUNDS

The following is a discussion of the organization of the Funds and, where applicable, of TGIT.  More detailed information about each Fund’s current statutory trust structure is contained in each Fund’s SAI.

Comparison of Capital Structure.  TGIT was organized as a Delaware statutory trust on December 21, 1993.  TDMT was originally organized as a Massachusetts business trust and was converted to a Delaware statutory trust on January 2, 2003.

The authorized number of shares of each Fund is unlimited, each without par value, and each Fund may issue fractional shares.  Shares of each Fund are fully paid and nonassessable and have no preference, preemptive or subscription rights.  The BRIC Fund and TDMT shareholders have no appraisal rights.

Comparison of Voting Rights.  Shares of each class represent proportionate interests in a Fund’s assets.  On matters that affect a Fund as a whole, each class has the same voting and other rights and preferences as any other class.  On matters that affect only one class, only shareholders of that class may vote.  Each class votes separately on matters affecting only that class, or matters expressly required to be voted on separately by state or by federal law.  In addition, in the case of the BRIC Fund, shares of the BRIC Fund have the same voting and other rights and preferences as the other funds of TGIT for matters that affect TGIT as a whole.  For each Fund, each whole share is entitled to one vote as to any matter on which it is entitled to vote, and each fractional share carries a proportionate fractional vote.  Shareholders of the Funds are not entitled to cumulative voting rights in the election of trustees.  For board member elections, this gives holders of more than 50% of the shares of TGIT and TDMT, respectively, voting the ability to elect all of the members of the board.  If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

Proposals Subject to Shareholder Approval.  The 1940 Act provides that shareholders of the Funds have the power to vote with respect to certain matters; specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment management agreements and certain amendments to plans of distribution, and amendments to goals or policies deemed to be fundamental.  In addition, shareholders of each Fund are granted the power to vote on certain matters by the laws governing Delaware statutory trusts and by TGIT’s and TDMT’s Agreements and Declarations of Trust (each a “Trust Instrument” and collectively, the “Trust Instruments”).  For example, the Trust Instruments and bylaws give shareholders the power to vote only on such matters as required by the Trust Instrument, the bylaws, the 1940 Act, other applicable law, and any registration statement filed with the SEC, the regulation of which is effective, and as the Trustees may consider necessary or desirable.

Vote Required to Approve a Proposal.  Under the BRIC Fund’s Trust Instrument, to the extent a larger vote is not required by applicable law, a 1940 Act Majority Vote cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by not less than a plurality of the votes cast at such a meeting.  Under TDMT’s Trust Instrument, to the extent a larger vote is not required by applicable law, a majority of the votes cast at a meeting at which a quorum is present generally shall decide any questions, with the exception that Trustees are elected by a plurality of the votes cast at such a meeting.

Record Date.  Each Fund’s Trust Instrument establishes the minimum and maximum number of days prior to a shareholders’ meeting during which a record date may be set by the Board.  The minimum number of days is 10 and the maximum number of days is 120 for both Funds.

Quorum Requirements.  Quorum for a shareholders’ meeting of a Fund is generally forty percent (40%) of the shares entitled to vote which are present in person or by proxy.

Legal Structures.  Mutual funds formed under the Delaware Statutory Trust Act, such as the Funds, are granted a significant amount of operational flexibility with respect to features, rights and obligations of the statutory trust and its trustees and shareholders in their organizational instruments.  Mutual funds organized as Delaware statutory trusts have benefited from this flexibility to streamline their operations and minimize expenses.  For example, mutual funds organized as Delaware statutory trusts are not required to hold annual shareholders’ meetings if meetings are not otherwise required by the federal securities laws or their declarations of trust or bylaws, and such funds may create new classes or series of shares without having to obtain the approval of shareholders.  In addition, a fund may provide in its governing documents that certain fund transactions, such as certain mergers, reorganizations and liquidations, may go forward with only trustee approval and not a shareholder vote; such funds are still subject, however, to the voting requirements of the 1940 Act.

Limited Liability for Shareholders.  Under the Delaware Statutory Trust Act, shareholders of the Funds are entitled to the same limitation of personal liability as is extended to shareholders of a corporation organized for profit under the Delaware General Corporation Law.

Boards of Trustees.  Pursuant to the Delaware Statutory Trust Act and the Trust Instrument, the responsibility for the general oversight of each Fund is vested in its Board, which, among other things, is empowered by the Trust Instrument to elect officers and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.  Pursuant to the Trust Instruments, no Trustee shall be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, except for an act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Inspection Rights.  Each Fund provides shareholders certain inspection rights of its books and records, to at least the extent required by applicable law.

VOTING INFORMATION

How many votes are necessary to approve the Plan?

A 1940 Act Majority Vote, as defined herein, of the outstanding shares of the BRIC Fund is required to approve the Plan.  Each BRIC Fund shareholder will be entitled to one vote for each full share, and a proportionate fractional vote for each fractional share, of the BRIC Fund held at the close of business on December 21, 2015  (the “Record Date”).  If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitation of proxies.

Forty percent (40%) of the BRIC Fund’s outstanding shares entitled to vote in person or by proxy as of the Record Date shall be a quorum for the transaction of business at the Meeting.  Under relevant state law and the BRIC Fund’s Trust Instrument, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Meeting; abstentions and broker non-votes, however, will not be treated as votes cast at such Meeting.  Thus, under the Trust Instrument, abstentions and broker non-votes will be included for purposes of determining whether a quorum is present but will have the same effect as a vote against the Plan.  However, it is the Trust’s understanding that because broker dealers, in the absence of specific authorization from their customers, will not have discretionary authority to vote any shares held beneficially by their customers on the single matter expected to be presented at the Meeting with respect to the BRIC Fund, there are unlikely to be any “broker non-votes” at the Meeting.

How do I ensure my vote is accurately recorded?

You can vote in any one of four ways:

•   By mail, with the enclosed proxy card;

•   In person at the Meeting;

•   By telephone; or

•   Through the Internet.

A proxy card is, in essence, a ballot.  When you vote your proxy, it tells us how you want to vote on important issues relating to the BRIC Fund.  If you simply sign, date and return the proxy card but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.  If your shares are held of record by a broker-dealer and you wish to vote in person at the Meeting, you should obtain a legal proxy from your broker of record and present it at the Meeting.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by sending a written notice to TGIT expressly revoking your proxy, by signing and forwarding to TGIT a later-dated proxy card that is received at or prior to the Meeting, or by attending the Meeting and voting in person.  If your shares are held in the name of your broker, you will have to make arrangements with your broker to revoke a previously executed proxy.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting other than the one described in this Prospectus/Proxy Statement.  It is not aware of any other matters to be brought before the Meeting by others.  If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

Who is entitled to vote?

Shareholders of record of the BRIC Fund on the Record Date will be entitled to vote at the Meeting.  The following table shows the number of shares of each class and the total number of outstanding shares of the BRIC Fund as of the Record Date:

Class	Shares Outstanding
Class A	12,219,390
Class C	3,563,725
Advisor Class	579,064
Total	16,362,179

How will proxies be solicited?

Boston Financial Data Services a professional proxy solicitation firm (the “Solicitor”), has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $22,000.  TGIT, on behalf of the BRIC Fund, expects that the solicitation will be primarily by mail.  As the date of the Meeting approaches, however, certain BRIC Fund shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received.  Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the BRIC Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.  TGIT believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases where a telephonic proxy is solicited, the Solicitor representative is required to ask for each shareholder’s full name and address and to confirm that the shareholder has received the proxy materials in the mail or by other acceptable means.  If the shareholder is a corporation or other entity, the Solicitor representative is required to ask for the person’s title and for confirmation that the person is authorized to direct the voting of the shares.  If the information solicited agrees with the information provided to the Solicitor, then the Solicitor representative may ask for the shareholder’s instructions on the proposal described in this Prospectus/Proxy Statement.  Although the Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than by reading any recommendation set forth in this Prospectus/Proxy Statement.  The Solicitor representative will record the shareholder’s instructions on the card.  Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or over the Internet, the shareholder may submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person.

TGIT, on behalf of the BRIC Fund, will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares of record.  TGIT, on behalf of the BRIC Fund, may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.  In addition, certain officers and representatives of TGIT or its affiliates, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram, or personally.

TGIT, on behalf of the BRIC Fund, expects that, before the Meeting, broker-dealer firms holding shares of the BRIC Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners.  If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, TGIT understands that current New York Stock Exchange rules do not permit the broker-dealers to vote on the Plan, on behalf of their customers and beneficial owners.  Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Are there dissenters’ rights?

If the Transaction is approved at the Meeting, shareholders of the BRIC Fund will not have the right to dissent and obtain payment of the fair value of their shares because TGIT’s Trust Instrument provides that no shareholder is entitled, as a matter of right, to relief as a dissenting shareholder in respect of any proposal or action involving TGIT.  Shareholders of the BRIC Fund, however, will be able to redeem or exchange shares of the BRIC Fund at NAV (subject to any applicable CDSC) until the Closing Date of the Transaction.  After the Closing Date, shareholders may redeem TDMT Shares or exchange them for shares of certain other funds in Franklin Templeton Investments.  Redemptions are subject to the terms and conditions in the BRIC Fund Prospectus.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the officers and trustees of TGIT, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of the BRIC Fund, and the officers and trustees of TDMT, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of TDMT.

From time to time, the number of Fund shares held in “street name” accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.  To the knowledge of the Funds, no other person owned (beneficially or of record) 5% or more of the outstanding shares of any class of the BRIC Fund or of TDMT as of the Record Date, except as listed in Exhibit C to this Prospectus/Proxy Statement.  Upon completion of the Transaction, it is not expected that those persons disclosed in Exhibit C as owning 5% or more of the BRIC Fund’s outstanding Class A, Class C, or Advisor Class shares will own in excess of 5% of the then outstanding shares of Class A, Class C or Advisor Class shares, respectively, of TDMT.

SHAREHOLDER PROPOSALS

Neither the BRIC Fund nor TDMT is required to hold, and neither intends to hold, regular annual meetings of shareholders.  A shareholder who wishes to submit a proposal for consideration for inclusion in the BRIC Fund’s proxy statement for the next meeting of shareholders (if any) should send a written proposal to TGIT’s offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received within a reasonable time in advance of such meeting in order to be included in the BRIC Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the BRIC Fund’s proxy statement or presented at the meeting.

ADJOURNMENT

The holders of a majority of the shares present (in person or by proxy) and entitled to vote with respect to the BRIC Fund at the Meeting, whether or not a quorum is present, or the chairperson of the Board, the president of the BRIC Fund (in the absence of the chairperson of the Board), or any vice president or other authorized officer of the BRIC Fund (in the absence of the president) may adjourn the Meeting.  Such authority to adjourn the Meeting may be used for any reason whatsoever, including to allow time for further solicitation of proxies.  Any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Meeting prior to adjournment and any business may be transacted at the adjourned meeting that might have been transacted at the Meeting.  The persons designated as proxies may use their discretionary authority to vote as instructed by management of the BRIC Fund on questions of adjournment.  If the Meeting is adjourned to another time or place, written notice need not be given of the adjourned meeting if the time and place is announced at the Meeting, unless a new record date is fixed or unless the adjournment is for more than sixty days after the date of the original meeting.

By Order of the Board of Trustees of TGIT,

Lori A. Weber

Secretary

January 19, 2016

GLOSSARY

Useful Terms and Definitions

1940 Act— The Investment Company Act of 1940, as amended.

1940 Act Majority Vote — The affirmative vote of the lesser of: (i) a majority of the outstanding shares of the BRIC Fund, or (ii) 67% or more of the outstanding shares of the BRIC Fund present at or represented by proxy at the Meeting if the holders of more than 50% of the outstanding shares of the BRIC Fund are present or represented by proxy.

CDSC — Contingent deferred sales charge.

Distributors — Franklin Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for the Funds.

FRI — Franklin Resources, Inc., One Franklin Parkway, San Mateo, CA 94403-1906.

FT Services — Franklin Templeton Services, LLC, the administrator of the BRIC Fund and TDMT.  FT Services is an indirect, wholly owned subsidiary of FRI and is an affiliate to each Fund’s Investment Manager and principal underwriter.

Independent Trustees — The Trustees who are not “interested persons” of a Fund, as such term is defined in the 1940 Act.

IRS — U.S. Internal Revenue Service.

Meeting — The Special Meeting of Shareholders of the BRIC Fund concerning approval of the Plan.

Net Asset Value (NAV) — The net asset value of a mutual fund is determined by deducting a fund’s liabilities from the total assets of the portfolio.  The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Plan — The Agreement and Plan of Reorganization adopted by TGIT, on behalf of the BRIC Fund and TDMT.

Record Date — December 21, 2015 – The date selected for determining which Shareholders of record in the BRIC Fund will be entitled to vote on the Transaction.

SAI — Statement of Additional Information, a document that supplements information found in a mutual fund’s prospectus.

SEC — U.S. Securities and Exchange Commission.

TAML or Investment Manager — Templeton Asset Management Ltd., the investment manager for the Funds.

Trust — Templeton Global Investment Trust or Templeton Developing Markets Trust.

Transaction — The proposed transaction contemplated by the Plan.

TDMT — Templeton Developing Markets Trust, a registered investment company.

TGIT — Templeton Global Investment Trust, the registered investment company of which the BRIC Fund is a series.

U.S. — The United States of America.

EXHIBITS TO THE PROSPECTUS/PROXY STATEMENT

Exhibit

A.  Form of Agreement and Plan of Reorganization

B.  Financial Highlights of the BRIC Fund and TDMT

C.  Principal Holders of Securities

D.  The TDMT prospectus dated May 1, 2015 (enclosed)

Exhibit A

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Plan”) is made as of this [___] day of [________, 2016] by and between Templeton Developing Markets Trust, a statutory trust created under the laws of the State of Delaware, with its principal place of business at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 (the “Acquiring Fund”), and Templeton Global Investment Trust (“TGIT”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, on behalf of its series, Templeton BRIC Fund (the “Target Fund”).  Templeton Asset Management Ltd. (“TAML”), a Singapore company, investment manager to the Acquiring Fund and the Target Fund, joins this Plan solely for purposes of Section 7.

PLAN OF REORGANIZATION

The reorganization (hereinafter referred to as the “Reorganization”) will consist of (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Target Fund in exchange solely for full and fractional Class A, Class C and Advisor Class shares of beneficial interest, with no par value, of the Acquiring Fund (the “Acquiring Fund Shares”); (ii) the distribution of Acquiring Fund Shares to the holders of Class A, Class C and Advisor Class shares of beneficial interest, with no par value, of the Target Fund (the “Target Fund Shares”), respectively, according to their respective interests in the Target Fund in complete liquidation of the Target Fund; and (iii) the dissolution of the Target Fund as soon as is practicable after the closing (as described in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of the Plan hereinafter set forth.

AGREEMENT

In order to consummate the Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, agree as follows:

1.         Sale and Transfer of Assets, Liquidation and Dissolution of the Target Fund.

(a)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of the delivery by the Acquiring Fund of the number of Acquiring Fund Shares hereinafter provided, TGIT, on behalf of the Target Fund, agrees that, at the time of Closing, it will convey, transfer and deliver to the Acquiring Fund all of the Target Fund’s then existing assets, including any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay 25% of the costs and expenses of carrying out the Reorganization in accordance with Section 7 of the Plan, (including, but not limited to, fees of counsel and accountants, and expenses of the Target Fund’s liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on the Target Fund’s books as liability reserves; (ii) discharge its unpaid liabilities on its books at the Closing Date (as such term is defined in Section 3), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to the Closing Date and through the final taxable year ending with the Target Fund’s complete liquidation; and (iii) pay such contingent liabilities, if any, as the officers of TGIT shall reasonably deem to exist against the Target Fund at the Closing Date, for which contingent and other appropriate liability reserves shall be established on the Target Fund’s books (such assets hereinafter “Net Assets”).  The Acquiring Fund shall not assume any liability of the Target Fund, whether accrued or contingent, known or unknown, and the Target Fund shall use its reasonable best efforts to discharge all of its known liabilities so far as may be possible, from the cash, bank deposits and cash equivalent securities described above.

(b)       Subject to the terms and conditions of the Plan, and in reliance on the representations and warranties herein contained, and in consideration of such sale, conveyance, transfer, and delivery, the Acquiring Fund agrees at the Closing to deliver to TGIT, on behalf of the Target Fund, the number of Acquiring Fund Shares, determined by dividing the net asset value per share of each Class A, Class C and Advisor Class shares of the Target Fund by the net asset value per share each of Class A, Class C and Advisor Class shares of the Acquiring Fund, respectively, and separately multiplying the result thereof by the number of outstanding Class A, Class C and Advisor Class shares, respectively, of the Target Fund as of 4:00 p.m., Eastern time, on the Closing Date.  The Acquiring Fund Shares delivered to TGIT, on behalf of the Target Fund, at the Closing shall have an aggregate net asset value equal to the value of the Target Fund’s Net Assets, all determined as provided in Section 2 of the Plan and as of the date and time specified herein.

(c)       Immediately following the Closing, TGIT, on behalf of the Target Fund, shall distribute the Acquiring Fund Shares received by TGIT, on behalf of the Target Fund, pursuant to this Section 1 to the Target Fund’s shareholders of record so that each shareholder receives full and fractional Acquiring Fund Shares of the corresponding class of the Acquiring Fund equal in value to the full and fractional shares of the Target Fund held by the shareholder as of 4:00 p.m., Eastern time, on the Closing Date.  Such distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders based on their respective holdings in the Target Fund as of 4:00 p.m., Eastern time, on the Closing Date.  Fractional Acquiring Fund Shares shall be carried to the fourth decimal place.  Prior to the Closing, each holder of any outstanding certificate or certificates representing Target Fund Shares shall be entitled to surrender the same to the transfer agent for the Acquiring Fund in exchange for the number of Acquiring Fund Shares of the same class into which the Target Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Immediately following the Closing  each outstanding certificate, if any, which, prior to the Closing, represented Target Fund Shares shall be deemed for all Acquiring Fund purposes to evidence ownership of the number of Acquiring Fund Shares into which the Target Fund Shares (which prior to the Closing were represented thereby) have been converted.  Certificates for the Acquiring Fund Shares shall not be issued.  After the distribution, the Target Fund shall be dissolved.

(d)       At the Closing, each shareholder of record of the Target Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 6(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Target Fund that such person had on such Distribution Record Date.

(e)       All books and records relating to the Target Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the date of the Plan, and shall be turned over to the Acquiring Fund on or prior to the Closing.

2.         Valuation.

(a)       The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall in each case be computed as of 4:00 p.m., Eastern time, on the Closing Date, unless on such date: (i) the New York Stock Exchange (“NYSE”) is not open for unrestricted trading; or (ii) the reporting of trading on the NYSE or other relevant market is disrupted; or (iii) any other extraordinary financial event or market condition occurs (each of the events described in (i), (ii) or (iii) are referred to as a “Market Disruption”).  The net asset value per share of the Acquiring Fund Shares and the Target Fund Shares and the value of the Target Fund’s Net Assets shall be computed in accordance with the valuation procedures set forth in the most recent respective prospectus of the Acquiring Fund and the Target Fund, as amended or supplemented.

(b)       In the event of a Market Disruption on the proposed Closing Date so that an accurate appraisal of the net asset value per share of the Acquiring Fund Shares or Target Fund Shares or the value of the Target Fund’s Net Assets is impracticable, the Closing Date shall be postponed until the first business day when regular trading on the NYSE shall have been fully resumed and reporting shall have been restored and other trading markets are otherwise stabilized.

(c)       All computations of value regarding the net asset value per share of the Acquiring Fund Shares and Target Fund Shares and the value of the Target Fund’s Net Assets shall be made by the administrator to the Acquiring Fund and Target Fund.

3.         Closing and Closing Date.

The Closing shall take place at the principal office of the Acquiring Fund at 5:00 p.m., Eastern time, on [May __, 2016] or such later date as the officers of the Acquiring Fund and TGIT may mutually agree (the “Closing Date”).  TGIT, on behalf of the Target Fund, shall have provided for delivery as of the Closing the Net Assets to be transferred to the account of the Acquiring Fund’s custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017- 2070.  TGIT, on behalf of the Target Fund, shall deliver at the Closing a list of names and addresses of the holders of record of each class of the Target Fund and the number of full and fractional shares of beneficial interest owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, as of 4:00 p.m., Eastern time, on the Closing Date.  The Acquiring Fund shall provide evidence that such Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund in such manner as the officers of TGIT may reasonably request.

4.         Representations and Warranties.

4.1.      The Acquiring Fund represents and warrants that:

(a)       The Acquiring Fund was originally organized as a Massachusetts business trust in 1991 and was reorganized as a Delaware statutory trust on January 2, 2003.  The Acquiring Fund is validly existing under the laws of the State of Delaware.  The Acquiring Fund is duly registered under the 1940 Act as an open-end management investment company and the Acquiring Fund’s shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933 (the “1933 Act”), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund.  Each outstanding share of the Acquiring Fund is fully paid, non-assessable, and has full voting rights, and each Acquiring Fund Share when issued pursuant to and in accordance with the Plan, will be fully paid, non-assessable, and will have full voting rights.  The Acquiring Fund currently is divided into five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class shares of beneficial interest, of which Class A, Class C and Advisor Class represent Acquiring Fund Shares.  An unlimited number of shares of beneficial interest of the Acquiring Fund has been allocated and designated to each class of the Acquiring Fund.

(c)       The Acquiring Fund is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree, that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except for the registration of Acquiring Fund Shares under the 1933 Act, the 1940 Act, or as may otherwise be required under the federal and state securities laws or the rules and regulations thereunder.

(d)       The financial statements appearing in the Acquiring Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2014, audited by PricewaterhouseCoopers LLP, the unaudited financial statements appearing in the Acquiring Fund’s Semi-Annual Report to Shareholders for the six month period ended June 30, 2015, and any interim unaudited financial statements, fairly present the financial position of the Acquiring Fund as of their respective dates and the results of the Acquiring Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Acquiring Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f)        The Acquiring Fund has elected to be treated as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  The Acquiring Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified as a RIC for each taxable year since its inception, has not had any earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply, and intends to continue to qualify as a RIC after the Closing Date.  Consummation of the transactions contemplated by the Plan will not cause the Acquiring Fund to fail to be qualified as a RIC as of the Closing Date.

 (g)      The Acquiring Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)       The Acquiring Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.1(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)        There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)        The registration statement on Form N-14 referred to in Section 5.1(a) hereof (the “Registration Statement”), including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the date of the special meeting of the Target Fund’s shareholders (the “Special Meeting”) and on the Closing Date:  (i) comply, as amended, in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Target Fund for use therein.

(k)       Since June 30, 2015, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)        On the Closing Date, all material Returns (as defined below) of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To the Acquiring Fund’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Acquiring Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Acquiring Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.  As used in this Plan, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax.  “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(m)      All information to be furnished by the Acquiring Fund for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereto.

(n)       The Acquiring Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Acquiring Fund Shares, except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end management investment company operating under the 1940 Act.

(o)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Fund.  The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(q)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the Acquiring Fund’s Board of Trustees.

(r)        The Acquiring Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2.      TGIT, on behalf of the Target Fund, represents and warrants that:

(a)       The Target Fund is a series of TGIT, which was organized as a Delaware statutory trust on December 21, 1993 and is validly existing under the laws of the State of Delaware.  TGIT is duly registered under the 1940 Act as an open‑end management investment company and the Target Fund’s shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital or obtaining any required initial shareholder approvals.

(b)       TGIT is authorized to issue an unlimited number of shares of beneficial interest, without par value of the Target Fund.  Each outstanding share of the Target Fund is fully paid, non-assessable, and has full voting rights.  The Target Fund currently is divided into three classes of shares: Class A, Class C and Advisor Class shares of beneficial interest, which represent Target Fund Shares. An unlimited number of shares of beneficial interest of the Target Fund has been allocated and designated to each class of the Target Fund.

(c)       TGIT, on behalf of the Target Fund, is not a party to or obligated under any provision of its Agreement and Declaration of Trust, as amended, or By-laws, as amended, or any contract or any other commitment or obligation and is not subject to any order or decree that would be violated by its execution of or performance under the Plan, and no consent, approval, authorization or order of any court or governmental authority is required for the consummation by TGIT, on behalf of the Target Fund, of the transactions contemplated by the Plan.  TGIT, on behalf of the Target Fund, has no material contracts or other commitments (other than the Plan or agreements for the purchase of securities entered into in the ordinary course of business and consistent with its obligations under the Plan) which will not be terminated by it in accordance with their terms at or prior to the Closing Date, or which will result in a penalty or additional fee to be due from or payable by it.

(d)       The financial statements appearing in the Target Fund’s Annual Report to Shareholders for the fiscal year ended March 31, 2015, audited by PricewaterhouseCoopers LLP, [the unaudited financial statements appearing in the Target Fund’s Semi-Annual Report for the six month period ended [September 30, 2015], and any interim unaudited financial statements, fairly present the financial position of the Target Fund as of their respective dates and the results of the Target Fund’s operations for periods indicated, in conformity with Generally Accepted Accounting Principles applied on a consistent basis.

(e)       The books and records of the Target Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of the Target Fund.

(f)        TGIT has elected to treat the Target Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code and the Target Fund is a “fund” as defined in Section 851(g)(2) of the Code.  The Target Fund has qualified as a RIC for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.  The Target Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provisions of prior law) did not apply.

(g)       The Target Fund does not have any unamortized or unpaid organizational fees or expenses.

(h)       The Target Fund does not have any known liabilities, costs or expenses of a material amount, contingent or otherwise, other than those reflected in the financial statements referred to in Section 4.2(d) hereof and those incurred in the ordinary course of business as an investment company and of a nature and amount similar to, and consistent with, those shown in such financial statements since the dates of those financial statements.

(i)        There is no inter-corporate indebtedness existing between the Target Fund and the Acquiring Fund that was issued, acquired, or will be settled at a discount.

(j)        The Registration Statement, including any prospectus or statement of additional information contained or incorporated therein by reference and any supplements or amendments thereto, insofar as it relates to the Target Fund, will, from the effective date of the Registration Statement through the date of the Special Meeting and on the Closing Date:  (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder; and (ii) not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements were made, not misleading, provided, however, that the representations and warranties of this subparagraph shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein.

(k)       Since March 31, 2015, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business.

(l)        On the Closing Date, all material Returns of the Target Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof.  To TGIT’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Target Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements.

(m)      All information to be furnished by TGIT, on behalf of the Target Fund, for use in preparing any registration statement (including the Registration Statement), proxy statement and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereto.

(n)       The Target Fund has no outstanding options, warrants, pre-emptive rights or other rights to subscribe for or purchase Target Fund Shares except for the right of investors to acquire its shares at the applicable stated offering price in the normal course of its business as an open-end managed investment company under the 1940 Act.

(o)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by TGIT, on behalf of the Target Fund, of the transactions contemplated by the Plan, except as may otherwise be required under federal or state securities laws or the rules and regulations thereunder.

(p)       There is no material suit, judicial action, or legal or administrative proceeding pending or threatened against TGIT, on behalf of the Target Fund.  TGIT, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or its ability to consummate the transactions herein contemplated.

(q)       The execution, delivery, and performance of the Plan have been duly authorized by all necessary action of the TGIT’s Board of Trustees, subject to approval of the Target Fund’s shareholders.

(r)        The Target Fund is not under jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(s)        At the Closing, the Target Fund will have good and marketable title to all of the securities and other assets transferred pursuant to Section 1 above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(t)        TGIT, on behalf of the Target Fund, will declare and pay or cause to be paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

5.         Covenants of the Acquiring Fund and Covenants of TGIT, on behalf of the Target Fund.

5.1.      The Acquiring Fund:

(a)       Shall file the Registration Statement with the Securities and Exchange Commission (“SEC”) and use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable.

(b)       Shall have mailed to each shareholder of record of the Target Fund entitled to vote at the Special Meeting at which action on the Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus/Proxy Statement that complies in all material respects with the applicable provisions of the 1933 Act, Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations thereunder (the “Prospectus/Proxy Statement”).

(c)       Covenants to operate the Acquiring Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

5.2.      TGIT, on behalf of the Target Fund:

(a)       Shall provide the Acquiring Fund with information reasonably necessary for the preparation and distribution of the Prospectus/Proxy Statement to be included in the Registration Statement, in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the Special Meeting referred to below.

(b)       As of the Closing, shall have called and held the Special Meeting to consider and vote upon the Plan, and TGIT shall have taken all other actions reasonably necessary to obtain approval of the transactions contemplated herein.

(c)       Covenants to operate the Target Fund’s business as presently conducted between the date hereof and the Closing, it being understood that such ordinary course of business will include the distribution of customary dividends and distributions and any other distribution necessary or desirable to minimize federal income or excise Taxes.

(d)       Subject to the provisions of the Plan, shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by the Plan.

(e)       Shall file, by the Closing Date, all of the Target Fund’s federal and other Tax Returns required by law to be filed on or before such date and all federal and other Taxes shown as due on said Returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(f)        Shall provide at the Closing:

(1)       A statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund.

(2)       A copy (which may be in electronic form) of the Target Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with TGIT, with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Target Fund shares or Target Fund shareholders in connection with Target Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Treasury (“Treasury Regulations”) following the Closing for all of the shareholders of record of the Target Fund’s shares as of the close of business on the day of valuation as described in Section 2, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan (the “Target Fund Shareholder Documentation”).

(3)       A copy of any other Tax books and records of the Target Fund necessary for purposes of preparing any Tax Returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Target Fund after the Closing.

(4)       If requested by the Acquiring Fund, all FASB ASC 740-10-25 (formerly, FIN 48) work papers and supporting statements pertaining to the Target Fund.

(g)       As promptly as practicable, but in any case within sixty days after the date of Closing, the Target Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

(h)       Undertakes that it will not acquire Acquiring Fund Shares for the purpose of making distributions thereof to anyone other than Target Fund shareholders.

(i)        Undertakes that, if the Plan is consummated, the Target Fund will liquidate and dissolve.

5.3.      The Acquiring Fund and TGIT, on behalf of the Target Fund, intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.  The Acquiring Fund and TGIT, on behalf of the Target Fund, shall not take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

6.         Conditions Precedent to be Fulfilled by the Acquiring Fund and by TGIT, on behalf of the Target Fund.

The consummation of the Plan hereunder shall be subject to the following respective conditions:

(a)       That (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; and (ii) the other party shall have performed all obligations required by the Plan to be performed by it prior to the Closing.

(b)       That the Registration Statement will have become effective and not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act.  And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either Fund or would prohibit the transactions contemplated hereby.

(c)       That the Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of the Target Fund at a meeting or any adjournment thereof.

(d)       TGIT, on behalf of the Target Fund, shall have declared and paid or cause to have been paid a dividend or dividends prior to the Closing Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (i) all of the Target Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid); and (ii) all of the Target Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e)       That all required consents of other parties and all other consents, orders, and permits of federal, state and local authorities (including those of the SEC and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of material adverse effect on the assets and properties of the Target Fund or the Acquiring Fund.

(f)        That there shall be delivered to TGIT, behalf of the Target Fund, an opinion in form and substance satisfactory to TGIT from Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Acquiring Fund is a validly existing statutory trust in good standing under the laws of the State of Delaware;

(2)       The Acquiring Fund is an open-end management investment company registered as such under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of the Acquiring Fund;

(4)       The Plan is the legal, valid and binding obligation of the Acquiring Fund, and is enforceable against the Acquiring Fund, in accordance with its terms;

(5)       The Acquiring Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value; and

(6)       Acquiring Fund Shares to be issued pursuant to the terms of the Plan have been duly authorized and, when issued and delivered as provided in the Plan and the Registration Statement, will have been validly issued and fully paid and will be non-assessable by the Acquiring Fund.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of the Acquiring Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of the Acquiring Fund.

(g)       That there shall be delivered to the Acquiring Fund an opinion in form and substance satisfactory to the Acquiring Fund from Stradley Ronon Stevens & Young, LLP, counsel to TGIT, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors’ rights:

(1)       The Target Fund is a series of TGIT and that TGIT is a validly existing statutory trust in good standing under the laws of the State of Delaware

(2)       TGIT is an open-end management investment company registered under the 1940 Act;

(3)       The execution and delivery of the Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of TGIT; and

(4)       The Plan is the legal, valid and binding obligation of TGIT, on behalf of the Target Fund, and is enforceable against TGIT, on behalf of the Target Fund, in accordance with its terms.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of TGIT, on behalf of the Target Fund, with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of TGIT, on behalf of the Target Fund.

(h)       That there shall be delivered to TGIT, on behalf of the Target Fund, and the Acquiring Fund, an opinion in form and substance satisfactory to it, from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the Acquiring Fund and TGIT, to the effect that, provided the transaction contemplated hereby is carried out in accordance with the Plan, and the laws of the State of Delaware, and based upon certificates of the officers of the Acquiring Fund and TGIT, on behalf of the Target Fund, with regard to matters of fact:

(1)       The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund Shares in complete liquidation of the Target Fund will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2)       No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code;

(3)       No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares pursuant to Section 1032(a) of the Code;

(4)       No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(5)       The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Target Fund immediately prior to the Reorganization pursuant to Section 362(b) of the Code;

(6)       The holding periods of the assets of the Target Fund received by the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code;

(7)       No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of their Target Fund Shares solely for the Acquiring Fund Shares (including fractional shares to which they may be entitled) pursuant to Section 354(a) of the Code;

(8)       The aggregate tax basis of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9)       The holding period of the Acquiring Fund Shares to be received by each Target Fund shareholder (including fractional shares to which they may be entitled) will include the holding period of the Target Fund Shares surrendered in exchange therefor, provided that the shareholder held the Target Fund Shares as a capital asset on the date of the Reorganization pursuant to Section 1223(1) of the Code;

(10)     The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of Treasury Regulations) the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Target Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

(i)        That the Acquiring Fund’s Prospectus contained in the Registration Statement with respect to Acquiring Fund Shares to be delivered to Target Fund shareholders in accordance with the Plan shall be effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j)        That the Acquiring Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit the Acquiring Fund Shares lawfully to be delivered to each holder of the Target Fund Shares.

(k)       The Target Fund will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) the Target Fund Shareholder Documentation, (3) if requested by the Acquiring Fund, all workpapers and supporting statements related to ASC 740-10-25 (formerly, FIN 48) pertaining to the Target Fund, (4) the Tax books and records of the Target Fund for purposes of preparing any Returns required by law to be filed for Tax periods ending after the Closing Date, and (5) a statement of earnings and profits as provided in Section 5.2(g).

7.         Expenses.

The expenses of entering into and carrying out the provisions of the Plan shall be borne as follows: each Fund will pay 25% of the costs of the Reorganization.  TAML, the investment manager for the Funds, will pay 50% of the costs of the Reorganization.

8.         Termination; Postponement; Waiver; Order.

(a)       Anything contained in the Plan to the contrary notwithstanding, the Plan may be terminated and the Reorganization abandoned at any time prior (whether before or after approval thereof by the shareholders of the Target Fund) to the Closing, or the Closing may be postponed:

(1)       by mutual consent of the Acquiring Fund and TGIT, on behalf of the Target Fund;

(2)       by TGIT, on behalf of the Target Fund, if any condition of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met; or

(3)       by the Acquiring Fund, if any conditions of its obligations set forth in Section 6 has not been fulfilled or waived and it reasonably appears that such condition or obligation will not or cannot be met.

(b)       If the transactions contemplated by the Plan have not been consummated by December 31, 2016, the Plan shall automatically terminate on that date, unless a later date is mutually agreed to by officers of the Acquiring Fund and TGIT.

(c)       In the event of termination of the Plan prior to its consummation, pursuant to the provisions hereof, the Plan shall become void and have no further effect, and neither the Acquiring Fund, TGIT, the Target Fund, nor their trustees, officers, or agents or the shareholders of the Target or Acquiring Fund shall have any liability in respect of the Plan, but all expenses incidental to the preparation and carrying out of the Plan shall be paid as provided in Section 7 hereof.

(d)       At any time prior to the Closing, any of the terms or conditions of the Plan may be waived by the Acquiring Fund or TGIT, on behalf of the Target Fund, if, in the judgment of their respective officers, such action or waiver will not have a material adverse effect on the benefits intended under the Plan to such Fund’s shareholders.

(e)       The representations and warranties contained in Section 4 hereof shall expire with and be terminated by the Plan on the Closing Date, and neither the Acquiring Fund, TGIT, the Target Fund, nor any of their respective officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date.

(f)        If any order of the SEC with respect to the Plan shall be issued prior to the Closing that imposes any term or condition that is determined by action of the Board of Trustees of TGIT to be acceptable, such term or condition shall be binding as if it were a part of the Plan without a vote or approval of the shareholders of the Target Fund; provided that, if such term or condition would result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund, and such term or condition had not been included in the Prospectus/Proxy Statement or other proxy solicitation material furnished to the shareholders of the Target Fund prior to the Special Meeting, the Plan shall not be consummated and shall terminate unless TGIT promptly calls a special meeting of its shareholders at which such condition shall be submitted for approval.

9.         Cooperation and Exchange of Information; Reporting Responsibility.

(a)       The Acquiring Fund and TGIT will provide each other and their respective representatives with such cooperation, assistance, and information as either of them reasonably may request of the other in filing any Tax returns, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of Taxes or participating in or conducting any audit or other proceeding in respect of Taxes.

(b)       Any reporting responsibility of the Target Fund is and shall remain the responsibility of TGIT, up to and including the Closing Date, and such later date on which the Target Fund is terminated including, without limitation, responsibility for (i) preparing and filing Tax Returns relating to Tax periods ending on or prior to the date of Closing (whether due before or after the Closing); and (ii) preparing and filing other documents with the SEC, any state securities commission, and any federal, state or local Tax authorities or any other relevant regulatory authority, except as otherwise is mutually agreed by the parties.

(c)       After the Closing Date, TGIT, on behalf of the Target Fund, shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by TGIT with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

10.       Liability of the Target Fund and the Acquiring Fund.

(a)       TGIT, on behalf of the Target Fund, acknowledges and agrees that all obligations of the Acquiring Fund under the Plan are binding only with respect to the Acquiring Fund; that any liability of the Acquiring Fund under the Plan or in connection with the transactions contemplated herein shall be discharged only out of the assets of the Acquiring Fund; and that TGIT, on behalf of the Target Fund, shall not seek satisfaction of any such obligation or liability from the shareholders of the Acquiring Fund, the trustees, officers, employees or agents of the Acquiring Fund or any of them.

(b)       The Acquiring Fund acknowledges and agrees that all obligations of TGIT, on behalf of the Target Fund, under the Plan are binding only with respect to TGIT, on behalf of the Target Fund; that any liability of TGIT, on behalf of the Target Fund, under the Plan in connection with the transactions contemplated herein, shall be discharged only out of the assets of the Target Fund; and that the Acquiring Fund shall not seek satisfaction of any such obligation or liability from the shareholders of the Target Fund, the trustees, officers, employees or agents of the Target Fund, or any of them.

11.       Entire Agreement and Amendments.

The Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by the Plan other than those set forth herein or herein provided for.  The Plan may be amended only by mutual consent of the parties in writing.  Neither the Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.       Counterparts.

The Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.       Governing Law.

The Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

14.       Notices.

Any notice, report, or demand required or permitted by any provision of the Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to the Acquiring Fund, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention:  Secretary, or to the Target Fund, at Templeton Global Investment Trust, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, as the case may be.

15.       Headings.

The paragraph headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

[Signature Page Follows]

IN WITNESS WHEREOF, the Acquiring Fund and TGIT, on behalf of the Target Fund, have caused the Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

TEMPLETON DEVELOPING MARKETS TRUST
By:	Name: Title:

TEMPLETON GLOBAL INVESTMENT TRUST, on behalf of TEMPLETON BRIC FUND
By:	Name: Title:

With respect to Section 7 of the Plan only: TEMPLETON ASSET MANAGEMENT LTD.
By:	Name: Title:

Exhibit B

EXHIBIT B – FINANCIAL HIGHLIGHTS OF THE BRIC FUND AND TDMT

Financial Highlights of the BRIC Fund

The Financial Highlights present the BRIC Fund’s financial performance for the past five years and the six month period ended September 30, 2015.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in the BRIC Fund assuming reinvestment of dividends and capital gains.  Except for the six month period ended September 30, 2015, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the BRIC Fund’s financial statements, are included in the BRIC Fund’s annual report, which is available upon request.

BRIC Fund

Financial Highlights

Class A	6 Month Period Ended	Year Ended March 31,
	September 30, 2015	2015	2014	2013	2012	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period ....................	$9.78	$10.32	$11.28	$ 12.21	$15.44	$ 13.77
Income from investment operations:
Net investment income[a]......................................	0.12	0.13	0.28	0.12	0.14	0.02
Net realized and unrealized gains (losses)......	(1.72)	(0.53)	(0.90)	(0.99)	(3.22)	1.68
Total from investment operations ........................	(1.60)	(0.40)	(0.62)	(0.87)	(3.08)	1.70
Less distributions from net investment income .	______-----	(0.14)	(0.34)	(0.06)	(0.15)	(0.03)
Net asset value, end of year....................................	$8.18	$ 9.78	$10.32	$11.28	$12.21	$15.44
Total return[b]..............................................................	(16.36)%	(3.89)%	(5.69)%	(7.15)%	(19.93)%	12.47%
Ratios to average net assets[c]
Expenses before waiver and payments by affiliates..................................................................	2.12%	2.07%	2.10%	2.06%	2.02%	2.11%
Expenses net of waiver and payments by affiliates..................................................................	2.00%	2.00%	2.00%	2.06%	2.02%	2.11%
Net investment income............................................	2.38%	1.20%	2.61%	1.02%	1.05%	0.17%
Supplemental data
Net assets, end of period (000’s)...........................	$104,110	$136,298	$182,772	$270,172	$398,712	$595,870
Portfolio turnover rate.............................................	17.23%	30.87%	19.88%	29.92%	18.48%	18.74%

a  Based on average daily shares outstanding.

b  Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

C Ratios are annualized for periods less than one year

BRIC Fund

Financial Highlights

Class C	6 Month Period Ended	Year Ended March 31,
	September 30, 2015	2015	2014	2013	2012	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period.....................	$9.64	$10.16	$11.10	$ 12.04	$15.20	$13.62
Income from investment operations:
Net investment income (loss)[a]...........................	0.08	0.06	0.20	0.03	0.05	(0.07)
Net realized and unrealized gains (losses)......	(1.69)	(0.52)	(0.89)	(0.97)	(3.16)	1.65
Total from investment operations ........................	(1.61)	(0.46)	(0.69)	(0.94)	(3.11)	1.58
Less distributions from net investment income .	------	(0.06)	(0.25)	___	(0.05)	___
Net asset value, end of year....................................	$8.03	$9.64	$10.16	$11.10	$12.04	$15.20
Total return[b]..............................................................	(16.70)%	(4.57)%	(6.37)%	(7.81)%	(20.46)%	11.60%
Ratios to average net assets[c]
Expenses before waiver, payments by affiliates.	2.48%	2.79%	2.82%	2.77%	2.72%	2.81%
Expenses net of waiver, payments by affiliates..	2.72%	2.72%	2.72%	2.77%	2.72%	2.81%
Net investment income (loss).................................	1.66%	0.48%	1.89%	0.31%	0.35%	(0.53)%
Supplemental data
Net assets, end of period (000’s)...........................	$30,692	$41,594	$58,216	$89,887	$127,570	$195,492
Portfolio turnover rate.............................................	17.23%	30.87%	19.88%	29.92%	18.48%	18.74%

a  Based on average daily shares outstanding.

b  Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

C   Ratios are annualized for periods less than one year

BRIC Fund

Financial Highlights

Advisor Class	6 Month Period Ended	Year Ended March 31,
	September 30, 2015	2015	2014	2013	2012	2011
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period.....................	$9.74	$10.28	$11.25	$ 12.18	$15.42	$ 13.77
Income from investment operations:
Net investment income[a]......................................	0.12	0.16	0.30	0.15	0.15	0.03
Net realized and unrealized gains (losses)......	(1.71)	(0.52)	(0.90)	(0.98)	(3.19)	1.72
Total from investment operations ........................	(1.59)	(0.36)	(0.60)	(0.83)	(3.04)	1.75
Less distributions from net investment income .	-----	(0.18)	(0.37)	(0.10)	(0.20)	(0.10)
Net asset value, end of year....................................	$8.15	$ 9.74	$10.28	$11.25	$ 12.18	$15.42
Total return[b]..............................................................	(16.32)%	(3.55)%	(5.48)%	(6.86)%	(19.66)%	12.67%
Ratios to average net assets[c]
Expenses before waiver, payments by affiliates.	1.84%%	1.79%	1.82%	1.77%	1.72%	1.81%
Expenses net of waiver, payments by affiliates..	1.72%	1.72%	1.72%	1.77%	1.72%	1.81%
Net investment income............................................	2.66%	1.48%	2.89%	1.31%	1.35%	0.47%
Supplemental data
Net assets, end of period (000’s)...........................	$4,997	$6,838	$9,426	$13,549	$23,410	$28,617
Portfolio turnover rate.............................................	17.23%	30.87%	19.88%	29.92%	18.48%	18.74%

a  Based on average daily shares outstanding.

b  Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

C   Ratios are annualized for periods less than one year

Financial Highlights of TDMT

The Financial Highlights present TDMT’s financial performance for the past five years and the six month period ended June 30, 2015.  Certain information reflects financial results for a single Fund share.  The total returns represent the rate that an investor would have earned or lost on an investment in TDMT assuming reinvestment of dividends and capital gains.  Except for the six month period ended June 30, 2015, this information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with TDMT’s financial statements, are included in TDMT’s annual report, which is available upon request.  TDMT

Financial Highlights

	6 Month Period Ended	Year Ended December 31,
Class A	June 30, 2015	2014	2013	2012	2011	2010
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period...	$17.09	$22.86	$23.61	$21.21	$25.53	$22.04
Income from investment operations:
Net investment income[a]..................	0.08	0.27[b]	0.20	0.37	0.27	0.14
Net realized and unrealized gains (losses)..............................................	(0.44)	(2.09)	(0.51)	2.41	(4.31)	3.69
Total from investment operations.......	(0.36)	1.82	(0.31)	2.78	(4.04)	3.83
Less distributions from:
Net investment income...................	___	(0.33)	(0.30)	(0.38)	(0.28)	(0.34)
Net realized gains............................	___	(3.62)	(0.14)	___	___	___
Total distributions.................................	___	(3.95)	(0.44)	(0.38)	(0.28)	(0.34)
Net asset value, end of period .............	$16.73	$17.09	$22.86	$23.61	$21.21	$25.53
Total return[c]............................................	(2.11)%	(8.11)%	(1.26)%	13.12%	(15.85)%	17.47%
Ratios to average net assets[d]
Expenses before waivers and payments by affiliates....................	1.75%	1.72%	1.71%	1.70%	1.76%	1.84%
Expenses net of waiver and payments by affiliate........................................	1.68%	1.72%[e]	1.71%	1.70%[f]	1.76%	1.84%
Net investment income.........................	0.93%	1.20%[b]	0.85%	1.65%	1.14%	0.61%
Supplemental data
Net assets, end of period (000’s).........	$1,091,155	$1,187,072	$1,536,714	$1,773,204	$1,753,547	$2,463,390
Portfolio turnover rate..........................	24.79%	83.92%	48.35%	25.92%	17.02%	25.81%

a   Based on average daily shares outstanding.

b   Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.87%.

c   Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d    Ratios are annualized for periods of less than one year.

e   Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f   Benefit of expense reimbursement rounds to less than 0.01%. TDMT

Financial Highlights

	6 Month Period Ended	Year Ended December 31,
Class C	June 30, 2015	2014	2013	2012	2011	2010
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period...	$16.62	$22.32	23.06	$20.72	$24.93	$21.54
Income from investment operations:
Net investment income (loss)[a].......	0.02	0.10[b]	0.03	0.20	0.10	(0.03)
Net realized and unrealized gains (losses)..............................................	(0.43)	(2.01)	(0.50)	2.35	(4.20)	3.60
Total from investment operations.......	(0.41)	(1.91)	(0.47)	2.55	(4.10)	3.57
Less distributions from:
Net investment income...................	___	(0.17)	(0.13)	(0.21)	(0.11)	(0.18)
Net realized gains............................	___	(3.62)	(0.14)	___	___	___
Total distributions.................................	___	(3.79)	(0.27)	(0.21)	(0.11)	(0.18)
Net asset value, end of year ................	$16.21	$16.62	$22.32	$23.06	$20.72	$24.93
Total return[c]............................................	(2.47)%	(8.71)%	(1.99)%	12.31%	(16.47)%	16.63%
Ratios to average net assets[d]
Expenses before waivers and payments by affiliate......................	2.47%	2.44%	2.44%	2.43%	2.47%	2.56%
Expense net of waiver and payments by affiliate........................................	2.40%	2.44%	2.44%	2.43%[f]	2.47%	2.56%
Net investment income.........................	0.21%	0.48%[b]	0.12%	0.92%	0.43%	(0.11)%
Supplemental data
Net assets, end of period (000’s) ........	$162,623	$186,356	$238,366	$266,206	$272,773	$365,001
Portfolio turnover rate..........................	24.79%	83.92%	48.35%	25.92%	17.02%	25.81%

a   Based on average daily shares outstanding.

b   Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.15%.

c   Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d  Ratios are annualized for periods less than one year.

e   Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f   Benefit of expense reimbursement rounds to less than 0.01%. TDMT

Financial Highlights

	6 Month Period Ended	Year Ended December 31,
Advisor Class	June 30, 2015 (unaudited)	2014	2013	2012	2011	2010
Per share operating performance (for a share outstanding throughout the period)
Net asset value, beginning of period..	$17.01	$22.77	$23.53	$21.14	$25.46	$21.98
Income from investment operations:
Net investment income[a].................	0.10	0.33[b]	0.26	0.43	0.34	0.20
Net realized and unrealized gains (losses).............................................	(0.44)	(2.08)	(0.51)	2.40	(4.31)	3.68
Total from investment operations.......	(0.34)	(1.75)	(0.25)	2.83	(3.97)	3.88
Less distributions from:
Net investment income...................	___	(0.39)	(0.37)	(0.44)	(0.35)	(0.40)
Net realized gains............................	___	(3.62)	(0.14)	___	___	___
Total distributions.................................	___	(4.01)	(0.51)	(0.44)	(0.35)	(0.40)
Net asset value, end of year.................	$16.67	$17.01	$22.77	$23.53	$21.14	$25.46
Total return[c]............................................	(2.00)%	(7.79)%	(1.02)%	13.44%	(15.60)%	17.73%
Ratios to average net assets[d]
Expenses before waivers and payments by affiliate......................	1.47%	1.44%	1.44%	1.43%	1.47%	1.56%
Expense net of waiver and payments by affiliate........................................	1.40%	1.44%[e]	1.44%	1.43%[f]	1.47%	1.50%
Net investment income.........................	1.21%	1.48%[b]	1.12%	1.92%	1.43%	0.89%
Supplemental data
Net assets, end of period (000’s)........	$153,959	$175,503	$283,063	$306,995	$316,903	$337,470
Portfolio turnover rate..........................	24.79%	83.92%	48.35%	25.92%	17.02%	25.81%

a   Based on average daily shares outstanding.

b   Net investment income per share includes approximately $0.07 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 1.15%.

c  Total return is not annualized for periods less than one year.

d  Ratios are annualized for periods less than one year.

e   Benefit of waiver and payments by affiliates rounds to less than 0.01%.

f   Benefit of expense reimbursement rounds to less than 0.01%.

Exhibit C

Principal Holders of Securities

Trust/Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)

Templeton Global Investment Trust
Templeton BRIC Fund
Class A Shares	EDWARD JONES & CO FOR THE BENEFIT OF (“FBO”) CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	2,434,247.313	19.945
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	1,885,432.809	15.448
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	804,541.616	6.592
Class C Shares	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	245,296.896	6.867
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	505,908.205	14.163
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	289,531.058	8.105
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523 C-1	440,989.235	12.345
	MERRILL LYNCH PIERCE FENNER & SMITH OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	258,680.252	7.241
Advisor Class Shares	MORGAN STANLEY SMITH BARNEY 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	55,479.904	9.638
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	66,817.260	11.608
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121-3091	29,073.722	5.05
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	149,165.011	25.914
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	42,305.834	7.349
	MLPF & S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	87,874.264	15.266

C-2

Trust/Fund Name/Class	Name and Address of Account	Share Amount	Percentage of Class (%)
Templeton Developing Markets Trust Fund
Class A Shares	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	3,124,826.013	5.167
	EDWARD JONES & CO FBO CUSTOMERS 12555 MANCHESTER ROAD SAINT LOUIS MO 63131-3710	3,783,704.011	6.257
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	3,984,194.959	6.588
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,963,784.382	6.555
Class C Shares	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	1,174,901.889	13.132
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001	824,719.537	9.218
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	567,719.188	6.345
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	990,824.953	11.074
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1102 C-3	488,613.244	5.461
	MERRILL LYNCH PIERCE FENNER & SMITH ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6486	660,968.820	7.387
Class R Shares	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR 2ND FL JACKSONVILLE FL 32246-6484	77,513.259	5.918
	HARTFORD LIFE INSURANCE CO SEPERATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	97,054.043	7.41
	RELIANCE TRUST CO CUST FBO MASSMUTUAL OMNIBUS PLL/SMF PO BOX 48529 ATLANTA GA 30362-1529	109,279.148	8.343
	DCGT AS TTEE AND OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES IA 50303	127,466.556	9.732
Class R6 Shares	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	668,628.230	18.882
	MERRILL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	2,857,778.203	80.707
Advisor Class Shares	MORGAN STANLEY SMITH BARNEY ATTN MUTUAL FUND OPERATIONS 2 HARBORSIDE FINANCIAL CTR FL 3 JERSEY CITY NJ 07311-1114	461,278.073	6.067
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0001 C-4	445,438.348	5.858
	NATIONAL FINANCIAL SERVICES LLC FBO EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPARTMENT 4TH FLR 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	725,445.702	9.541
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS C/O MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905	759,570.394	9.99
	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	1,690,161.469	22.23
	UBS WM USA OMNI ACCOUNT M/F ATTN DEPARTMENT MANAGER 499 WASHINGTON BLVD FL 9 JERSEY CITY NJ 07310-2055	642,258.068	8.447
	MERRILL LYNCH PIERCE FENNER & SMITH FOR SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	627,259.582	8.25

C-5

TDMT Prospectus dated May 1, 2015, as supplemented

            The prospectus of TDMT dated May 1, 2015, as supplemented to date, is part of this Prospectus/Proxy Statement and will be included in the proxy mailing to all shareholders of record of the BRIC Fund and is incorporated by reference from the electronic filing on Form N‑1A made by TDMT on April 27, 2015 under Accession No. 0001379491-15-000324.

PROXY TABULATOR                                                                 EVEERY SHAREHOLDER VOT IS IMPORTANT

PO BOX 55909                                                                              [GRAPHIC] Vote by Internet

BOSTON, MA 02205-5909                                                         Please go to the electronic voting site at

www.2voteproxy.com/ft   Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.

[GRAPHIC]  Vote by Telephone

Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.

[GRAPHIC]  Vote by Mail

Mark, sign and date your Ballot and return in promptly in the enveloped provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

PROXY TABULATOR

PO BOX 55909

BOSTON, MA 02205-5908

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

PROXY                                                                                                                                                                                    PROXY

TEMPLETON BRIC FUND

a series of Templeton Global Investment Trust

SPECIAL MEETING OF SHAREHOLDERS

March 22, 2016

The undersigned hereby revokes all previous proxies for his/her shares of the Templeton BRIC Fund (the “BRIC Fund”) and appoints Tara E. Gormel, Kimberly H. Novotny, and Lori A. Weber, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the BRIC Fund that the undersigned is entitled to vote at the BRIC Fund’s Special Meeting of Shareholders (“Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, FL  33301-1923 at 12:00 noon, Eastern time on March 22, 2016 including any postponements or adjournments thereof, upon the matter set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

This proxy is solicited on behalf of the Board of Trustees of the Templeton Global Investment Trust, on behalf of the BRIC Fund.  It will be voted as specified.  If no specification is made, this proxy shall be voted FOR the proposal to approve an agreement and plan of reorganization involving the reorganization of the BRIC Fund into the Templeton Developing Markets Trust.  If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY.  THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

Note:  Please sign exactly as your name appear on the proxy.  If signing for estates, trusts or corporations, your title or capacity should be stated.  If shares are held jointly, one or more joint owners should sign personally.

___________________________________

Signature

___________________________________

Signature (if held jointly)

___________________________________

Date

(Please see reverse side)

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on March 22, 2016

The Proxy Statement for this Meeting is available at: www.2voteproxy.com/ft

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSAL 1.

Please fill in the box (es) as shown using black or blue ink or a No. 2 pencil. Please do not use a fine point pen.  [X]

1. To approve an agreement and plan of reorganization between the BRIC Fund, a series of Templeton Global Investment Trust, and Templeton Developing Markets Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT:  PLEASE SIGN AND MAIL IN YOUR PROXY TODAY

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN IN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

PART B

STATEMENT OF ADDITIONAL INFORMATION

FOR

TEMPLETON DEVELOPING MARKETS TRUST

Dated January 19, 2016

Acquisition of Substantially All of the Assets of:

TEMPLETON BRIC FUND

(a series of Templeton Global Investment Trust)

By and in exchange for shares of

TEMPLETON DEVELOPING MARKETS TRUST

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of substantially all of the assets of the Templeton BRIC Fund (the “BRIC Fund”) by and in exchange for Class A, Class C and Advisor Class shares of Templeton Developing Markets Trust (“TDMT”).

This SAI consists of this Cover Page and the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission, is attached hereto and, except as noted below, is incorporated by reference herein (is legally considered to be part of this SAI):

1.     Statement of Additional Information of the BRIC Fund dated August 1, 2015 (previously filed on EDGAR, Accession No. 0001379491-15-000782).

2.     Annual Report of the BRIC Fund for the fiscal year ended March 31, 2015 (previously filed on EDGAR, Accession No. 0000916488-14-000014).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

3.     Semi-Annual Report of the BRIC Fund for the fiscal period ended September 30, 2015 (previously filed on EDGAR, Accession No. 0000916488-15-000050).  Only the financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

4.     Statement of Additional Information of TDMT dated May 1, 2015 (previously filed on EDGAR, Accession No. 0001379491-15-000324).

5.     Semi-Annual Report of TDMT for the fiscal period ended June 30, 2015 (previously filed on EDGAR, Accession No. 0000878087-15-000022).  Only the unaudited financial statements included in the Semi-Annual Report are incorporated herein by reference, and no other parts of the Semi-Annual Report are incorporated herein by reference.

                                                                     - 1 -

6.     Annual Report of TDMT for the fiscal period ended December 31, 2014 (previously filed on EDGAR, Accession No. 0000878087-15-000004).  Only the audited financial statements and related report of the independent registered public accounting firm included in the Annual Report are incorporated herein by reference, and no other parts of the Annual Report are incorporated herein by reference.

This SAI which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated January 19, 2016 (the “Prospectus/Proxy Statement”) relating to the above-referenced transaction and the Special Meeting of Shareholders of the BRIC Fund that will be held on March 22, 2016.  You can request a copy of the Prospectus/Proxy Statement by calling (800) DIAL BEN®/(800) 342-5236) or by writing to Franklin Templeton Investments at P.O. Box 33030, St. Petersburg, FL  33733-8030.

                                                                     - 2 -

Pro Forma Financial Information

TEMPLETON BRIC FUND

TEMPLETON DEVELOPING MARKETS TRUST

PRO FORMA FINANCIAL INFORMATION, SEPTEMBER 30, 2015

(UNAUDITED)

The following unaudited Pro Forma financial information gives effect to the proposed reorganization (referred to as the “Reorganization” or “Transaction”), accounted as if the Reorganization had occurred as of January 1, 2015.  In addition, the Pro Forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Proxy Statement/Prospectus.

The Pro Forma financial information has been estimated in good faith based upon information regarding the Templeton BRIC Fund and the Templeton Developing Markets Trust for the nine month period ending September 30, 2015.  The Pro Forma Financial Information should be read in conjunction with the historical financial statements and notes thereto of Templeton BRIC Fund and Templeton Developing Markets Trust which are available in their respective annual and semi –annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

1.  BASIS OF COMBINATION

The unaudited Pro Forma financial information has been prepared to give effect to the proposed Reorganization of the Target Fund into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization as of the beginning of the period as indicated below in the table.

9 Month Period
Target Fund	Acquiring Fund	Ended
Templeton BRIC Fund	Templeton Developing Markets Trust	September 30, 2015

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganizations.  The Target Fund is a series of a registered open-end management investment company, Templeton Global Investment Trust that issues its shares in separate series.  The Acquiring Fund is also a registered open-end management investment company.  The Reorganization would be accomplished by the acquisition of all of the assets and the assumption of all of the liabilities by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Target Fund shareholders in complete liquidation of the Target Fund.  It is currently expected that a large portion of the Target Fund’s portfolio assets (approximately 50%) may be sold in connection with the Reorganization.  Details regarding the securities anticipated to be sold can be found on the attached Statement of Investments.  Actual sales will depend on portfolio composition, market conditions and other factors at the time of the Reorganization.

2.  SHARES OF BENEFICIAL INTEREST

The table below shows the class and shares that the Templeton BRIC Fund shareholders would have received if the Reorganization were to have taken place on September 30, 2015.

Target Fund Share Class	Templeton BRIC Fund	Templeton Developing Markets Trust	Acquiring Fund Share Class
Class A	12,730,360	7,749,650	Class A
Class C	3,822,567	2,363,284	Class C
Advisor Class	612,768	373,141	Advisor Class

                                                                     - 3 -

3.  NET ASSETS

The table below shows the net assets of the Target Fund and the Acquiring Fund and Pro Forma combined net assets, assuming all the Reorganization was completed as of September 30, 2015.

Fund	Net Assets
Templeton BRIC Fund (Target Fund)	$ 139,799,708
Templeton Developing Markets Trust (Acquiring Fund)	1,142,410,463
Templeton Developing Markets Trust (Pro Forma Combined)	1,282,210,171

4.  PRO FORMA ADJUSTMENTS

The table below reflects adjustments to expenses needed to the pro forma combined Fund as if the Reorganization had taken place on January 1, 2015.  The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and the Acquiring Fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.

Expense	Increase (decrease) in expense
Management fee [a,b]	$ 416,732
Registration fees [c]	(29,580)

aThe effect of the combined pro forma expenses are subject to the contractual waiver and expense reimbursements of Templeton Developing Markets Trust.

bPro Forma adjustment for increase in average net assets in the calculation of management fees.

cPro Forma adjustment for removal of duplicative registration fees.

5.  INVESTMENT RESTRICTIONS

None of the securities held by Templeton BRIC Fund as of the closing date will violate the investment restrictions of Templeton Developing Markets Trust.

6.  ACCOUNTING ESTIMATES

The preparation of the Pro Forma Financial Statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the Pro Forma Financial Statements and the amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

7.  REORGANIZATION COSTS

The Templeton BRIC Fund and Templeton Developing Markets Trust will each pay 25% of the expenses resulting from their participation in the Reorganization.  Templeton Asset Management Ltd. will pay the remaining 50% of such expenses for the Reorganization.  The total amount of such expenses for the Reorganization is estimated to be $181,000.

                                                                     - 4 -

8.  ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the portfolio management team, investment objective, investment strategy and policies/restrictions of the Acquiring Fund.

9.  CAPITAL LOSS CARRYFORWARD

At September 30, 2015, Templeton BRIC Fund and Templeton Developing Markets Trust had capital loss carryforwards of approximately $294,180,726 and $0, respectively.

                                                                     - 5 -

Templeton Global Investment Trust
Statement of Investments, September 30, 2015 (unaudited)

Templeton BRIC Fund	Industry	Shares	Value
Common Stocks 75.2%
Brazil 3.2%
AES Tiete SA *	Independent Power & Renewable
	Electricity Producers	340,600	$ 1,208,347
Ambev SA *	Beverages	325,130	1,592,058
BM&F BOVESPA SA *	Diversified Financial Services	497,300	1,389,348
BRF SA *	Food Products	15,100	268,765
Mahle-Metal Leve SA Industria e Comercio	Auto Components	2,000	11,614

			4,470,132

China 37.0%
a Alibaba Group Holding Ltd. , ADR *	Internet Software & Services	15,790	931,136
a Baidu Inc. , ADR	Internet Software & Services	17,940	2,465,135
Beijing Capital Land Ltd., H*	Real Estate Management &
	Development	13,156,400	5,194,555
China Construction Bank Corp., H	Banks	2,048,000	1,360,903
China Mobile Ltd.	Wireless Telecommunication
	Services	640,359	7,560,221
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	8,418,800	5,138,084
CPMC Holdings Ltd. *	Containers & Packaging	4,553,300	2,438,172
Dongfeng Motor Group Co. Ltd., H*	Automobiles	576,000	717,942
b Inner Mongolia Yitai Coal Co. Ltd., B	Oil, Gas & Consumable Fuels	1,324,272	1,081,930
a JD. com Inc. , ADR *	Internet & Catalog Retail	139,410	3,633,025
Leju Holdings Ltd., ADR *	Internet Software & Services	96,086	537,121
Mindray Medical International Ltd., ADR*	Health Care Equipment & Supplies	106,100	2,320,407
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	2,122,000	1,470,312
SouFun Holdings Ltd., ADR *	Internet Software & Services	106,986	706,108
Tencent Holdings Ltd.	Internet Software & Services	564,795	9,437,360
Travelsky Technology Ltd., H *	IT Services	5,280,700	6,677,401

			51,669,812

Hong Kong 4.3%
Luk Fook Holdings (International) Ltd. *	Specialty Retail	2,386,984	5,981,204

India 21.9%
Apollo Tyres Ltd. *	Auto Components	430,496	1,182,189
Bajaj Holdings and Investment Ltd. *	Diversified Financial Services	231,042	5,538,491
Biocon Ltd.	Biotechnology	358,724	2,433,860
Cairn India Ltd. *	Oil, Gas & Consumable Fuels	896,312	2,097,533
Dr. Reddy's Laboratories Ltd.	Pharmaceuticals	58,333	3,705,260
Grasim Industries Ltd. *	Construction Materials	14,235	764,189
ICICI Bank Ltd.	Banks	428,260	1,766,850
Infosys Ltd.	IT Services	86,793	1,538,998
Maharashtra Seamless Ltd. *	Metals & Mining	725,197	1,598,045
Mindtree Ltd. *	IT Services	116,776	2,698,823
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	325,900	1,140,641
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	303,184	3,989,610
Tata Consultancy Services Ltd.	IT Services	49,620	1,959,725
a Tata Motors Ltd., A *	Automobiles	74,531	246,184

			30,660,398

Russia 4.7%
Gazprom PAO, ADR *	Oil, Gas & Consumable Fuels	582,446	2,341,433
LUKOIL PJSC, ADR *	Oil, Gas & Consumable Fuels	73,700	2,502,852

Templeton Global Investment Trust
Statement of Investments, September 30, 2015 (unaudited) (continued)

LUKOIL PJSC, ADR (London Stock Exchange) *	Oil, Gas & Consumable Fuels	6,250	212,250
a,c Mail.ru Group Ltd., GDR, Reg S *	Internet Software & Services	22,153	385,462
MMC Norilsk Nickel PJSC, ADR *	Metals & Mining	78,800	1,130,386

			6,572,383

South Africa 2.7%
Naspers Ltd. , N	Media	29,801	3,721,249

Taiwan 1.4%
Pacific Hospital Supply Co. Ltd. *	Health Care Equipment & Supplies	210,500	403,839
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor
	Equipment	405,000	1,595,696

			1,999,535

Total Common Stocks (Cost $105,057,873)			105,074,713

Preferred Stocks 11.9%
Brazil 11.9%
Banco Bradesco SA, ADR, pfd.	Banks	1,043,799	5,594,763
Itau Unibanco Holding SA, ADR, pfd.	Banks	757,672	5,015,789
Itausa - Investimentos Itau SA, pfd. *	Banks	2,499,339	4,499,623
a Petroleo Brasileiro SA, ADR, pfd. *	Oil, Gas & Consumable Fuels	268,100	986,608
Vale SA, ADR, pfd. , A *	Metals & Mining	180,245	603,821

Total Preferred Stocks (Cost $29,963,716)			16,700,604

Total Investments before Short Term Investments (Cost $135,021,589)			121,775,317

Short Term Investments (Cost $17,641,306) 12.6%
Money Market Funds 12.6%
United States 12.6%
a, Institutional Fiduciary Trust Money Market Portfolio		17,641,306	17,641,306

Total Investments (Cost $152,662,895) 99.7%			139,416,623
Other Assets, less Liabilities 0.3%			383,085

Net Assets 100.0%			$139,799,708

a Non-income producing.
b At September 30, 2015, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
c Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust's Board of Trustees. At September 30, 2015, the value of this security was
$385,462, representing 0.28% of net assets.

* It is currently anticipated that the security or a portion of the security may be disposed of prior to the Transaction. Actual sales will depend on portfolio composition, market conditions and other factors at the time of the Transaction.